UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

The George
Putnam Fund
of Boston

1| 31| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	105

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

The George Putnam Fund of Boston: Providing the
benefits of balanced investing for 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Over seven eventful decades, the fund’s balance of stocks and bonds has served shareholders by providing income and building wealth.

Growth of a $10,000 investment since fund inception, 11/5/37, through 12/31/07

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$5,098,439
9.29%
annualized return at NAV
$1,000,000
$100,000
$10,000
$10,000
1941
U.S. enters WWII
1951
Color TV introduced in the U.S.
1955
First polio vaccine developed
1959
Hawaii becomes 50th U.S. state
1969
Astronauts land on the moon
1973
Oil embargo leads to record high oil prices and gas rationing
1981
First space shuttle launched
1989
Collapse of Berlin Wall
1993
First Web browser introduced
2000
Nasdaq peaks over 5000
2007
Subprime mortgage crisis
HOUSE FOR SALE

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	NAV
Life of fund (inception 11/5/37)	9.29%
10 years	5.26
5 years	8.43
3 years	5.63
1 year	0.92
6 months	–3.22

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. A 1% short-term trading fee may apply. The period illustrated is longer than the investment horizon of many investors.

4

5

Performance snapshot

The George Putnam Fund of Boston

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–16 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit the Individual Investors section of www.putnam.com.

* The benchmark and Lipper group were not in existence at the time of the fund’s inception. The George Putnam Blended Index commenced 6/30/95. The Lipper average commenced 12/31/59.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

Jeanne, how did the fund perform during the first half of its 2008 fiscal year?

The fund’s class A shares posted a slight loss of 1.77% for the six-month period, which ended January 31, 2008. Although disappointing, this return reflects the strength of the fund’s bond holdings at a time when many stocks fell sharply. The S&P 500 Index, a traditional measure of U.S. stock market performance, fell 4.32% during this same period.

What prompted the decline in stocks?

The dominant theme was a wave of investor anxiety in response to severe weakness in the housing market. What began as a rising level of defaults in the subprime portion of the market — loans made to borrowers with poor credit histories — spread throughout the financials sector and led to what’s known as a “credit crunch,” a rapid pullback of liquidity and a tightening of lending standards throughout the system.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 13–16 for additional fund performance information. Index descriptions can be found on page 24.

The fund underperformed its benchmark index and peer group average during the period. Was this related to the subprime mortgage crisis?

Actually, no. The fund held relatively fewer of the financial-related stocks that were most affected by the subprime issues. These stocks were sharply negative during the period and pulled down the fund’s stated return, but relative to the index, we performed better in that area.

The primary reason the fund trailed its blended benchmark (60% S&P 500/ Citigroup Value Index and 40% Lehman Aggregate Bond Index) was our overweight position in airline stocks, which performed poorly during the period. The chief reason we lagged our Lipper peer group average was that, unlike many of our competitors, we typically do not own international stocks. These stocks gave many balanced funds a boost in a period when the U.S. market was declining and a weaker dollar supported returns on international investments. The other factor related to our Lipper peer group is that we invest in a value style while some of our competitors invest in growth stocks, which outperformed during the period.

Have you modified the fund’s approach in light of recent events?

In managing the fund, we take a much longer view than six months. It’s important to remember that the

Top equity holdings

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 1/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

General Electric Co. (2.7%)	Conglomerates	Conglomerates

Bank of America Corp. (2.2%)	Financials	Banking

AT&T, Inc. (1.9%)	Communication services	Telephone

JPMorgan Chase & Co. (1.7%)	Financials	Financials

Citigroup, Inc. (1.5%)	Financials	Financials

Pfizer, Inc. (1.3%)	Health care	Pharmaceuticals

Verizon Communications, Inc. (1.1%)	Communication services	Regional Bells

Wachovia Corp. (1.0%)	Financials	Banking

Wells Fargo & Co. (0.9%)	Financials	Banking

Hewlett-Packard Co. (0.9%)	Technology	Computers

fund is designed to provide a conservative, balanced approach to participating in the financial markets. As such, we typically steer clear of international stock markets, and focus on stocks of U.S. companies that we believe are temporarily out of favor with investors. Numerous studies have shown that investing in “undervalued” stocks has provided superior returns over time relative to other strategies, as investors come to realize their true worth. However, long-term success does not ensure success over short time periods.

The fund’s roughly 40% weighting in bonds is designed to provide stability during periods of short-term weakness in the stock market. We invest mostly in high-quality bonds rated BBB or better by Standard & Poor’s. In fact, over 80% of our bond holdings were rated A– or higher at the end of the period. As the mortgage crisis unfolded in the summer of 2007, the fund’s bond portfolio benefited from owning more of the highest-quality mortgage-backed securities and from being somewhat underweight to the mortgage sector overall. This balanced approach has

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

provided solid, relatively consistent returns to investors in the fund since 1937. We expect it will continue to serve investors well in the future.

What strategies or individual holdings helped performance during the period?

Our focus in 2007 on basic materials, capital goods, and energy continued to serve the fund well during the six-month period. Terra Industries is one example of a strong performer in the basic materials area of this focus. Fueled by strong business demand, the company, which produces nitrogen- and methanol-based fertilizers and other products for the agricultural and industrial markets, saw its stock price double during the period. FirstEnergy Corporation was a strong performer in the utilities sector, and Nucor Corporation, a North Carolina manufacturer of steel and steel products, also contributed positively to fund performance.

Relative to our benchmark index, the fund also benefited from being underweight certain sectors such as communications services and financials. In the former category, telecommunications firms such as Sprint/Nextel fell sharply on prospects for weaker consumer spending on nonessentials. Sprint’s troubles were compounded by its purchase of Nextel, whose customer base was found to have weaker credit histories. After not owning the company for much of the period, we began to build a position with the view that it may now have the makings of a turnaround. In financials, we were underweight some of the big names affected by the mortgage crisis, including FNMA, Freddie Mac (FHLMC), and Washington Mutual.

What strategies or individual holdings held back performance?

Our biggest detractor during the period was our overweight position in airline stocks, including U.S. Airways. Our case for investing in these companies was based on the potential for consolidation in the industry. In our view, excess capacity is coming out of the industry, the business world is operating more globally and thus flying more, and flights are full. The foil in our plan was the rising price of oil, which cut profits considerably and sent share prices tumbling.

Outside of the airline industry, several technology holdings that had performed well during the first half of 2007, including Apple and SanDisk, declined toward the end of the year as investors predicted weaker spending on unnecessary items.

Have you sold any of these holdings?

We retained our positions in the airlines because we continue to believe that consolidation will occur. In fact, after the close of the period, Delta was in merger talks with Northwest Airlines, and Continental was in talks with American. Elsewhere, however, we sold stocks, including Bear Stearns in the financials sector.

Jeanne, what is your outlook for 2008?

The big question for 2008 is at what point does one take bigger positions in financials and consumer cyclicals. Financial stocks have been severely punished, and there are clearly some opportunities emerging because investors tend to push down entire sectors indiscriminately when there is uncertainty. In view of these opportunities, we have begun to cautiously add names, such as JPMorgan Chase, Lehman Brothers, Merrill Lynch, and Goldman Sachs.

At a broader level, we believe the markets will respond favorably to clear direction in the economy, even if the news is that we are in a recession. Long-term investors are surprisingly resilient to bad news in the short term. Uncertainty is far more vexing. Once investors see the landscape for what it is, they can begin to look forward. We also note that financial conditions are quickly improving for the U.S. market, thanks to interest-rate cuts and currency weakness. We have added on the margin to our holdings in some retailers and consumer cyclicals companies as we look to better times ahead.

Thanks for speaking with us today, Jeanne.

I N V E S T M E N T  I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of this decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions since 1960 have lasted an average of 11 months, versus 64 months for the average expansion. Recessions, also defined by some as two consecutive quarters of contracting GDP, have become increasingly rare in recent decades, as the Federal Reserve has become more adept at avoiding them and as technology has enabled businesses to adjust more rapidly to changing market conditions.

Of special interest

We are pleased to report that your fund’s dividend has increased due to an increase in interest income and prepayment gains. The new dividend rate of $0.126 per share, paid quarterly, reflects a 6.78% increase over the prior rate.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.26%	9.17%	8.24%	8.24%	8.44%	8.44%	8.51%	8.46%	8.99%	9.32%

10 years	64.61	55.14	52.70	52.70	52.60	52.60	56.69	51.19	60.61	68.82
Annual average	5.11	4.49	4.32	4.32	4.32	4.32	4.59	4.22	4.85	5.38

5 years	50.53	41.86	44.94	42.94	44.91	44.91	46.81	41.71	48.70	52.39
Annual average	8.52	7.24	7.71	7.41	7.70	7.70	7.98	7.22	8.26	8.79

3 years	17.52	10.78	14.89	12.23	14.89	14.89	15.78	11.74	16.66	18.44
Annual average	5.53	3.47	4.74	3.92	4.74	4.74	5.01	3.77	5.27	5.80

1 year	–1.36	–7.01	–2.14	–6.49	–2.14	–3.01	–1.89	–5.30	–1.62	–1.10

6 months	–1.77	–7.40	–2.16	–6.55	–2.14	–3.01	–2.01	–5.45	–1.91	–1.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/08

				Lipper
	S&P 500/	Lehman		Balanced
	Citigroup	Aggregate	George Putnam	Funds category
	Value Index	Bond Index	Blended Index†	average‡

Annual average
(life of fund)	—*	—*	—*	—*

10 years	85.80%	79.33%	90.04%	67.03%
Annual average	6.39	6.01	6.63	5.14

5 years	99.26	26.15	68.06	55.42
Annual average	14.78	4.75	10.94	9.16

3 years	31.74	15.51	25.94	20.15
Annual average	9.62	4.92	7.99	6.28

1 year	–3.27	8.81	1.89	1.11

6 months	-4.57	6.82	0.20	-1.07

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmarks were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 6/30/95. The Lipper average commenced 12/31/59.

† The Blended Index is composed of 60% S&P 500/Citigroup Value Index and 40% Lehman Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/08, there were 848, 828, 614, 443, and 254 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.358		$0.282	$0.286	$0.310		$0.335	$0.382

Capital gains

Long-term	0.943		0.943	0.943	0.943		0.943	0.943

Short-term	0.586		0.586	0.586	0.586		0.586	0.586

Total	$1.887		$1.811	$1.815	$1.839		$1.864	$1.911

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

7/31/07	$18.10	$19.20	$17.90	$17.97	$17.89	$18.54	$18.04	$18.15

1/31/08	15.88	16.85	15.69	15.76	15.68	16.25	15.82	15.93

Current yield
(end of period)

Current
dividend rate[1]	2.97%	2.80%	2.07%	2.11%	2.42%	2.34%	2.71%	3.26%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	—	3.13	2.59	2.59	—	2.73	3.08	3.57

Current 30-day
SEC yield[3]
(without
expense
limitation)	—	3.13	2.58	2.59	—	2.73	3.08	3.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at the end of the period.

2 For a portion of the periods, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.29%	9.20%	8.27%	8.27%	8.47%	8.47%	8.54%	8.49%	9.02%	9.35%

10 years	66.95	57.31	54.81	54.81	54.86	54.86	58.94	53.35	62.99	71.21
Annual average	5.26	4.63	4.47	4.47	4.47	4.47	4.74	4.37	5.01	5.52

5 years	49.87	41.28	44.30	42.29	44.46	44.46	46.26	41.15	48.16	51.83
Annual average	8.43	7.16	7.61	7.31	7.63	7.63	7.90	7.14	8.18	8.71

3 years	17.86	11.10	15.17	12.51	15.25	15.25	16.13	12.06	17.01	18.72
Annual average	5.63	3.57	4.82	4.01	4.84	4.84	5.11	3.87	5.38	5.89

1 year	0.92	–4.88	0.15	–4.29	0.21	–0.68	0.46	–3.07	0.73	1.18

6 months	–3.22	–8.77	–3.62	–7.94	–3.58	–4.44	–3.47	–6.86	–3.30	–3.08

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.98%	1.73%	1.73%	1.48%	1.23%	0.73%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.88	$ 8.60	$ 8.60	$ 7.37	$ 6.12	$ 3.64

Ending value (after expenses)	$982.30	$978.40	$978.60	$979.90	$980.90	$983.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.98	$ 8.77	$ 8.77	$ 7.51	$ 6.24	$ 3.71

Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,017.70	$1,018.95	$1,021.47

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.98%	1.73%	1.73%	1.48%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

The George Putnam
Fund of Boston	144%*	117%*	169%*	166%	121%†

Lipper Balanced Funds	62%	70%	72%	74%	81%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy, as well as the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$1,054,000	$ 90,000,000

Putnam employees	$7,235,000	$669,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, Putnam Voyager Fund, and Putnam Growth Opportunities Fund, and a Portfolio Member of Putnam Discovery Growth Fund.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund and Putnam Global Income Trust.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor’s 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

8th	46th	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 729, 560, and 405 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 95%, 78%, and 61%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 767th out of 814, 344th out of 441, and 149th out of 245 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

COMMON STOCKS (54.3%)*

	Shares	Value

Banking (3.8%)
Bank of America Corp.	1,893,900	$83,994,465
BB&T Corp.	129,700	4,705,516
KeyCorp	424,100	11,090,215
Marshall & Ilsley Corp.	329,499	9,193,022
National City Corp.	271,000	4,821,090
PNC Financial Services Group	128,300	8,419,046
SunTrust Banks, Inc. (S)	37,600	2,592,520
U.S. Bancorp	195,800	6,647,410
Washington Mutual, Inc.	123,700	2,464,104
Zions Bancorp. (S)	117,900	6,453,846
		140,381,234

Basic Materials (3.0%)
Cytec Industries, Inc.	97,800	5,536,458
Dow Chemical Co. (The) (S)	207,800	8,033,548
E.I. du Pont de Nemours & Co.	174,300	7,874,874
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	158,792	14,137,252
Lubrizol Corp. (The)	167,400	8,806,914
Nucor Corp.	189,300	10,941,540
Packaging Corp. of America	292,500	7,090,200
PPG Industries, Inc.	213,200	14,090,388
Reliance Steel & Aluminum Co. (S)	113,600	5,590,256
Southern Copper Corp. (S)	62,800	5,893,152
Terra Industries, Inc. † (S)	404,000	18,208,280
United States Steel Corp. (S)	66,800	6,820,948
		113,023,810

Capital Goods (3.5%)
Ball Corp. (S)	105,100	4,823,039
Boeing Co. (The)	212,000	17,634,160
Caterpillar, Inc. (S)	246,300	17,521,782
Cummins, Inc.	88,100	4,253,468
DRS Technologies, Inc. (S)	64,800	3,477,816
Eaton Corp.	23,100	1,911,756
Gardner Denver, Inc. †	195,600	6,345,264
General Dynamics Corp.	81,400	6,875,044
L-3 Communications Holdings, Inc.	90,200	9,996,866
Lockheed Martin Corp.	87,100	9,399,832
Northrop Grumman Corp.	213,700	16,959,232
Precision Castparts Corp.	54,200	6,167,960
Raytheon Co.	188,100	12,252,834
Roper Industries, Inc.	34,500	1,929,240
Teleflex, Inc.	35,800	2,116,496
Waste Management, Inc.	92,000	2,984,480
WESCO International, Inc. †	158,200	6,682,368
		131,331,637

COMMON STOCKS (54.3%)* continued

	Shares	Value

Communication Services (3.7%)
AT&T, Inc. #	1,810,482	$69,685,452
CenturyTel, Inc.	298,300	11,010,253
Embarq Corp.	132,700	6,011,310
NeuStar, Inc. Class A † (S)	230,300	6,842,213
Sprint Nextel Corp.	329,300	3,467,529
Verizon Communications, Inc.	1,054,600	40,960,664
		137,977,421

Conglomerates (3.1%)
General Electric Co.	2,848,800	100,876,008
Honeywell International, Inc.	286,600	16,929,462
		117,805,470

Consumer Cyclicals (2.9%)
Amazon.com, Inc. † (S)	74,300	5,773,110
AutoZone, Inc. †	18,100	2,187,928
Big Lots, Inc. † (S)	386,900	6,716,584
Black & Decker Manufacturing Co.	49,600	3,597,984
Carnival Corp. (S)	163,100	7,256,319
Deluxe Corp.	106,700	2,594,944
GameStop Corp. †	108,800	5,628,224
JC Penney Co., Inc. (Holding Co.)	68,800	3,261,808
Lennar Corp.	371,600	7,654,960
Lowe’s Cos., Inc. (S)	275,600	7,286,864
Macy’s, Inc. (S)	219,600	6,069,744
Manpower, Inc.	110,500	6,216,730
NBTY, Inc. †	102,300	2,477,706
Nordstrom, Inc. (S)	96,000	3,734,400
R. H. Donnelley Corp. † (S)	430,900	12,957,163
RadioShack Corp.	144,400	2,505,340
Regal Entertainment Group Class A (S)	686,400	12,725,856
Whirlpool Corp. (S)	118,200	10,060,002
		108,705,666

Consumer Staples (5.7%)
Altria Group, Inc. (S) #	355,000	26,916,100
American Greetings Corp. Class A (S)	279,600	5,737,392
Blyth Industries, Inc.	285,100	6,212,329
Clorox Co.	114,100	6,996,612
Corn Products International, Inc.	91,500	3,092,700
Darden Restaurants, Inc.	176,200	4,989,984
Energizer Holdings, Inc. † (S)	18,700	1,750,694
General Mills, Inc.	241,500	13,188,315
Getty Images, Inc. †	223,000	5,575,000
H.J. Heinz Co.	59,500	2,532,320
ITT Educational Services, Inc. † (S)	191,600	17,502,660
JM Smucker Co. (The)	128,000	5,981,440
Kimberly-Clark Corp.	74,700	4,904,055
Kraft Foods, Inc. Class A	171,443	5,016,422

COMMON STOCKS (54.3%)* continued

	Shares	Value

Consumer Staples continued
Kroger Co.	218,000	$5,548,100
Loews Corp. — Carolina Group	71,200	5,847,656
McDonald’s Corp.	62,500	3,346,875
MPS Group, Inc. †	204,700	2,057,235
Newell Rubbermaid, Inc. (S)	332,900	8,029,548
Nutri/System, Inc. † (S)	235,000	6,725,700
Pepsi Bottling Group, Inc. (The)	399,500	13,922,575
Procter & Gamble Co. (The)	378,600	24,968,670
Robert Half International, Inc.	269,800	7,495,044
Ruby Tuesday, Inc.	542,400	4,171,056
SYSCO Corp.	68,100	1,978,305
Tyson Foods, Inc. Class A	357,400	5,092,950
Universal Corp.	128,100	6,380,661
Walt Disney Co. (The)	256,700	7,683,031
		213,643,429

Energy (2.9%)
Chevron Corp.	257,100	21,724,950
ConocoPhillips	208,400	16,738,688
Exxon Mobil Corp.	94,900	8,199,360
Frontier Oil Corp. (S)	138,800	4,895,476
Global Industries, Ltd. †	307,500	5,430,450
Hess Corp. (S)	110,300	10,018,549
Marathon Oil Corp.	159,900	7,491,315
National-Oilwell Varco, Inc. † (S)	86,500	5,209,895
Sunoco, Inc.	57,800	3,595,160
Tesoro Corp. (S)	108,900	4,252,545
Valero Energy Corp.	371,900	22,012,761
		109,569,149

Financial (7.7%)
American International Group, Inc.	88,800	4,898,208
Chubb Corp. (The)	149,200	7,727,068
Citigroup, Inc. #	2,015,400	56,874,588
Freddie Mac	460,800	14,003,712
Goldman Sachs Group, Inc. (The)	72,600	14,575,902
Hospitality Properties Trust (R)	104,300	3,540,985
HRPT Properties Trust (R)	342,100	2,719,695
JPMorgan Chase & Co.	1,326,000	63,051,300
Lehman Brothers Holdings, Inc.	186,000	11,935,620
Merrill Lynch & Co., Inc.	303,500	17,117,400
Nasdaq OMX Group, Inc. (The) †	138,800	6,422,276
ProLogis Trust (R)	98,200	5,828,170
Travelers Cos., Inc. (The)	159,200	7,657,520
Wachovia Corp.	953,000	37,100,290
Wells Fargo & Co.	1,033,100	35,135,731
		288,588,465

COMMON STOCKS (54.3%)* continued

	Shares	Value

Health Care (5.9%)
Aetna, Inc.	108,500	$5,778,710
AmerisourceBergen Corp.	281,900	13,150,635
Apria Healthcare Group, Inc. †	170,600	3,620,132
Baxter International, Inc.	150,200	9,123,148
Boston Scientific Corp. † (S)	271,200	3,289,656
Bristol-Myers Squibb Co.	169,400	3,928,386
Coventry Health Care, Inc. †	118,700	6,716,046
Covidien, Ltd.	274,912	12,269,323
DaVita, Inc. †	106,000	5,655,100
Endo Pharmaceuticals Holdings, Inc. †	233,500	6,103,690
Express Scripts, Inc. † (S)	141,500	9,549,835
Humana, Inc. †	109,200	8,768,760
King Pharmaceuticals, Inc. † (S)	703,900	7,383,911
McKesson Corp.	302,400	18,987,696
Medco Health Solutions, Inc. †	150,000	7,512,000
Merck & Co., Inc.	439,900	20,358,572
Par Pharmaceutical Cos., Inc. †	141,700	2,717,806
Pfizer, Inc.	2,062,300	48,237,197
UnitedHealth Group, Inc.	82,000	4,168,880
WellPoint, Inc. †	282,200	22,068,040
		219,387,523

Insurance (1.8%)
Allied World Assurance Company Holdings, Ltd. (Bermuda)	127,200	6,058,536
Allstate Corp. (The)	162,300	7,996,521
Axis Capital Holdings, Ltd. (Bermuda)	301,111	12,056,484
Endurance Specialty Holdings, Ltd. (Bermuda)	153,100	6,203,612
Everest Re Group, Ltd. (Barbados)	39,700	4,037,093
Hartford Financial Services Group, Inc. (The)	45,054	3,639,012
RenaissanceRe Holdings, Ltd. (Bermuda)	220,300	12,554,897
W.R. Berkley Corp.	173,000	5,234,980
XL Capital, Ltd. Class A (Bermuda)	184,000	8,280,000
		66,061,135

Investment Banking/Brokerage (0.9%)
American Capital Strategies, Ltd.	257,500	9,056,275
BlackRock, Inc.	10,700	2,365,770
Morgan Stanley	420,100	20,765,543
		32,187,588

Real Estate (0.9%)
CB Richard Ellis Group, Inc. Class A †	351,500	6,822,615
CBL & Associates Properties (R)	346,100	9,199,338
General Growth Properties, Inc. (R)	61,400	2,242,328
Jones Lang LaSalle, Inc.	89,200	6,939,760
NVR, Inc. † (S)	14,856	9,381,564
		34,585,605

COMMON STOCKS (54.3%)* continued

	Shares	Value

Technology (5.1%)
Accenture, Ltd. Class A (Bermuda)	519,600	$17,988,552
Apple Computer, Inc. †	14,100	1,908,576
Applied Materials, Inc.	731,900	13,115,648
Arrow Electronics, Inc. † (S)	129,100	4,417,802
Atmel Corp. †	1,410,200	4,456,232
Avnet, Inc. † (S)	124,000	4,415,640
BMC Software, Inc. †	60,900	1,951,236
Computer Sciences Corp. †	40,600	1,718,192
Dell, Inc. †	267,400	5,358,696
Digital River, Inc. †	65,100	2,441,250
DST Systems, Inc. † (S)	75,400	5,391,100
eBay, Inc. † (S)	158,700	4,267,443
Fidelity National Information Services, Inc.	177,000	7,513,650
Google, Inc. Class A † (S)	7,000	3,950,100
Harris Corp.	59,400	3,248,586
Hewlett-Packard Co. (S)	736,900	32,239,375
IBM Corp.	188,300	20,212,122
Intel Corp.	974,800	20,665,760
Oracle Corp. † (S)	302,100	6,208,155
SanDisk Corp. † (S)	269,400	6,856,230
Seagate Technology (Cayman Islands)	232,200	4,706,694
Thermo Electron Corp. † (S)	238,600	12,285,514
Xerox Corp.	425,000	6,545,000
		191,861,553

Transportation (0.7%)
AMR Corp. † (S)	432,100	6,023,474
UAL Corp. (S)	140,000	5,313,000
Union Pacific Corp.	16,300	2,037,989
US Airways Group, Inc. †	845,800	11,680,498
		25,054,961

Utilities & Power (2.7%)
Atmos Energy Corp.	236,600	6,795,152
Black Hills Corp.	136,000	5,268,640
Dominion Resources, Inc.	53,600	2,304,800
DTE Energy Co.	127,300	5,429,345
Duke Energy Corp.	324,200	6,049,572
Edison International (S)	291,900	15,225,504
Energen Corp.	99,900	6,283,710
Entergy Corp.	48,400	5,235,912
FirstEnergy Corp.	124,400	8,859,768
FPL Group, Inc.	85,100	5,487,248
PG&E Corp.	343,750	14,107,500
Sempra Energy	81,900	4,578,210
Southern Union Co.	185,200	5,033,736
Wisconsin Energy Corp.	208,000	9,470,240
		100,129,337

Total common stocks (cost $1,937,345,584)		$2,030,293,983

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.8%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, with due dates from January 20, 2034 to
November 20, 2037	$34,460,024	$35,806,360

U.S. Government Agency Mortgage Obligations (41.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
8 3/4s, with due dates from May 1, 2009 to June 1, 2009	42,331	43,264
6s, March 1, 2035	26,104	26,854
5 1/2s, June 1, 2035	2,160,122	2,189,064
5 1/2s, July 1, 2016	332,506	344,329
Federal National Mortgage Association Pass-Through Certificates
9s, with due dates from January 1, 2027 to April 1, 2032	203,951	232,038
8s, with due dates from August 1, 2026 to March 1, 2033	787,704	823,616
7 1/2s, with due dates from August 1, 2028 to July 1, 2033	499,763	536,936
7s, with due dates from February 1, 2033 to January 1, 2036	3,791,484	4,010,457
7s, with due dates from July 1, 2014 to December 1, 2014	585,735	620,742
6 1/2s, with due dates from June 1, 2036 to December 1, 2037	4,654,882	4,833,078
6 1/2s, with due dates from September 1, 2010 to May 1, 2011	79,573	83,039
6 1/2s, TBA, March 1, 2038	66,000,000	68,356,405
6 1/2s, TBA, February 1, 2038	66,000,000	68,459,530
6s, with due dates from September 1, 2035 to
September 1, 2037	35,058,917	35,986,550
6s, with due dates from October 1, 2011 to
September 1, 2021	1,278,031	1,322,364
5 1/2s, with due dates from January 1, 2037
to December 1, 2037	22,979,357	23,292,630
5 1/2s, with due dates from November 1, 2020
to October 1, 2022	61,776,409	63,337,922
5 1/2s, TBA, March 1, 2038	580,000,000	586,434,404
5 1/2s, TBA, February 1, 2038	600,000,000	607,734,360
5s, with due dates from June 1, 2021 to May 1, 2036	18,469,269	18,401,216
5s, April 1, 2021	215,162	218,163
5s, TBA, March 1, 2038	7,000,000	6,953,516
5s, TBA, February 1, 2038	7,000,000	6,966,093
4 1/2s, with due dates from July 1, 2020 to October 1, 2022	61,679,039	61,833,419
4s, with due dates from May 1, 2019 to August 1, 2020	753,398	743,193
		1,563,783,182

Total U.S. government and agency mortgage obligations (cost $1,586,168,112)		$1,599,589,542

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)*

	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 04-5, Class 3A1,
4.959s, 2035	$2,880,776	$2,882,887
Asset Backed Funding Certificates 144A FRB Ser. 06-OPT3,
Class B, 5.876s, 2036	157,000	13,825
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	1,610,783	1,729,769
FRB Ser. 97-D5, Class A5, 7.184s, 2043	325,000	353,229
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	1,003,013
Ser. 07-5, Class XW, Interest Only (IO), 7 1/4s, 2051	33,996,082	940,944
FRB Ser. 07-3, Class A3, 5.659s, 2049	1,200,000	1,233,230
Ser. 07-2, Class A2, 5.634s, 2049 (F)	1,198,000	1,212,950
Ser. 04-3, Class A5, 5.494s, 2039	4,690,000	4,760,350
FRB Ser. 05-1, Class A5, 5.085s, 2042	252,000	256,226
Ser. 07-1, Class XW, IO, 0.465s, 2049	17,082,690	331,109
Ser. 06-1, Class XC, IO, 0.064s, 2045	40,818,229	263,649
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	713,765
Ser. 02-PB2, Class XC, IO, 0.225s, 2035 (F)	9,171,028	162,318
Ser. 04-4, Class XC, IO, 0.17s, 2042	30,343,046	454,760
Ser. 04-5, Class XC, IO, 0.15s, 2041	48,937,213	604,113
Ser. 05-1, Class XW, IO, 0.137s, 2042	244,161,704	730,047
Ser. 06-4, Class XC, IO, 0.077s, 2046	49,807,367	608,646
Ser. 05-4, Class XC, IO, 0.077s, 2045	82,263,909	552,371
Ser. 06-5, Class XC, IO, 0.071s, 2016	100,259,430	1,395,873
Banc of America Funding Corp. Ser. 07-4, Class 4A2, IO,
5 1/2s, 2034	1,321,525	248,690
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 5.186s, 2018	142,000	139,515
FRB Ser. 04-BBA4, Class G, 4.936s, 2018	449,000	447,343
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 6.236s, 2022	496,000	481,059
FRB Ser. 05-MIB1, Class J, 5.286s, 2022	1,400,000	1,281,000
Ser. 03-BBA2, Class X1A, IO, 0.175s, 2015 (F)	4,621,138	—
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.734s, 2033	468,652	463,188
Ser. 04-D, Class 2A, IO, 0.32s, 2034	12,102,295	21,509
Ser. 05-E, Class 2, IO, 0.304s, 2035	32,344,921	133,297
Banc of America Structured Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	1,598,532	1,621,589
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 3.676s, 2035	1,273,613	1,197,196
Ser. 04-2, IO, 1.72s, 2034	5,374,098	300,949
Ser. 05-3A, IO, 1.6s, 2035	16,181,776	1,150,524
Ser. 05-1A, IO, 1.6s, 2035	5,495,185	338,503
Ser. 04-3, IO, 1.6s, 2035	3,750,275	198,765
Ser. 07-5A, IO, 1.55s, 2037	13,482,300	1,940,103
Ser. 07-2A, IO, 1.3s, 2037	15,410,076	1,853,832
Ser. 07-1, Class S, IO, 1.211s, 2037	13,334,081	1,432,080

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Bayview Commercial Asset Trust 144A
Ser. 06-4A, Class IO, IO, 1.14s, 2036	$2,186,794	$249,732
Ser. 06-2A, IO, 0.879s, 2036	2,954,205	246,972
Bear Stearns Alternate Trust Ser. 04-9, Class 1A1, 7.237s, 2034	170,329	170,309
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.19s, 2032	456,000	485,317
Ser. 07-PW17, Class A3, 5.736s, 2050	14,895,000	14,482,111
Ser. 05-PWR9, Class X1, IO, 0.111s, 2042	40,908,379	357,404
Ser. 04-PR3I, Class X1, IO, 0.091s, 2041	14,498,688	258,019
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.884s, 2038	18,165,147	792,504
Ser. 06-PW14, Class X1, IO, 0.092s, 2038	19,534,994	316,014
Ser. 07-PW15, Class X1, IO, 0.045s, 2044	64,378,340	720,722
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	63,471,290	246,503
Ser. 07-PW16, Class X, IO, 0.032s, 2040	143,776,707	157,263
Bear Stearns Small Balance Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	7,445,600	112,816
Chase Commercial Mortgage Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	553,000	583,525
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,716,681
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,185,603
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,634,520
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0 1/8s, 2043	116,265,910	1,248,950
Ser. 06-C5, Class XC, IO, 0.069s, 2049	123,041,909	1,893,692
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6, Class 2A5, IO,
3.274s, 2037	4,738,363	323,952
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048	759,000	778,851
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.561s, 2049	26,681,290	695,173
Ser. 06-CD2, Class X, IO, 0.129s, 2046	76,329,598	375,694
Ser. 07-CD4, Class XC, IO, 0.044s, 2049	89,225,270	902,709
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,077,575
Ser. 98-C2, Class F, 5.44s, 2030	3,255,000	3,291,357
Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	939,000	798,187
Ser. 06-CN2A, Class J, 5.756s, 2019	751,000	622,068
FRB Ser. 01-J2A, Class A2F, 4.581s, 2034 (F)	1,590,000	1,566,171
Ser. 03-LB1A, Class X1, IO, 0.533s, 2038	8,629,621	329,531
Ser. 05-LP5, Class XC, IO, 0.094s, 2043	71,234,397	642,748
Ser. 06-C8, Class XS, IO, 0.064s, 2046	57,677,020	660,113
Ser. 05-C6, Class XC, IO, 0.059s, 2044	66,992,322	421,315
Countrywide Alternative Loan Trust Ser. 05-24, Class 1AX, IO,
1.231s, 2035	10,780,486	242,561
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 2.109s, 2035	9,733,300	255,499
Ser. 05-2, Class 2X, IO, 1.16s, 2035	9,678,842	226,318

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	$1,022,654	$1,116,554
IFB Ser. 05-R1, Class 1AS, IO, 1.236s, 2035	7,307,590	543,443
IFB Ser. 05-R2, Class 1AS, IO, 0.859s, 2035	7,017,594	407,412
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039	4,505,000	4,559,330
Ser. 06-C5, Class AX, IO, 0.111s, 2039	36,661,825	559,093
Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.28s, 2049	121,930,759	1,151,758
Ser. 06-C4, Class AX, IO, 0.106s, 2039	76,745,403	1,147,874
Ser. 07-C1, Class AX, IO, 0.057s, 2040	80,687,834	764,437
Ser. 06-C3, Class AX, IO, 0.033s, 2038	102,844,015	71,991
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 4.176s, 2017	232,000	218,305
FRB Ser. 06-A, Class C, 3.976s, 2017	688,000	652,784
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033	3,385,000	3,390,755
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D,
5.612s, 2035	2,903,000	2,852,430
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,371,957
Ser. 04-C2, Class A2, 5.416s, 2036 (F)	5,070,000	5,178,245
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92,000	91,575
Ser. 04-C3, Class A3, 4.302s, 2036	196,000	193,889
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 5.186s, 2020	259,000	250,583
FRB Ser. 04-TF2A, Class J, 5.186s, 2016	313,000	298,915
FRB Ser. 05-TF2A, Class J, 5.136s, 2020	407,807	388,436
FRB Ser. 04-TF2A, Class H, 4.936s, 2019	627,000	605,055
Ser. 01-CK1, Class AY, IO, 0.892s, 2035 (F)	67,313,969	1,088,456
Ser. 03-C3, Class AX, IO, 0.671s, 2038	55,704,128	2,239,798
Ser. 02-CP3, Class AX, IO, 0.402s, 2035	20,749,275	762,904
Ser. 04-C4, Class AX, IO, 0.287s, 2039	11,626,595	249,890
Ser. 05-C2, Class AX, IO, 0.15s, 2037	75,690,643	1,027,728
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,149,854	2,261,259
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,784,713
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,742,167
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	830,713
Fannie Mae
IFB Ser. 06-70, Class SM, 26.127s, 2036	369,741	487,937
IFB Ser. 07-75, Class JS, 25.35s, 2037	2,338,251	3,290,293
IFB Ser. 07-80, Class AS, 22.35s, 2037	963,415	1,311,863
IFB Ser. 07-75, Class CS, 21.866s, 2037	1,499,421	2,191,360
IFB Ser. 06-62, Class PS, 19.643s, 2036	1,437,990	1,950,526
IFB Ser. 07-60, Class SB, 19.343s, 2037	817,917	1,032,094
IFB Ser. 06-76, Class QB, 19.343s, 2036	1,547,006	2,105,795
IFB Ser. 06-48, Class TQ, 19.343s, 2036	2,824,981	3,694,678
IFB Ser. 06-63, Class SP, 19.043s, 2036	1,688,463	2,268,659
IFB Ser. 07-W7, Class 1A4, 18.923s, 2037	1,473,221	1,950,914

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-81, Class SC, 17.543s, 2037	$1,315,966	$1,681,231
IFB Ser. 07-1, Class NK, 17.181s, 2037	3,863,336	5,047,702
IFB Ser. 06-104, Class GS, 17.116s, 2036	1,022,158	1,332,736
IFB Ser. 06-104, Class ES, 16.569s, 2036	1,915,345	2,463,551
IFB Ser. 05-37, Class SU, 15.695s, 2035	2,438,585	3,055,864
IFB Ser. 06-49, Class SE, 15.495s, 2036	2,513,383	3,141,506
IFB Ser. 06-60, Class AK, 15.295s, 2036	1,212,481	1,534,698
IFB Ser. 06-60, Class TK, 15.095s, 2036	807,634	1,004,729
IFB Ser. 06-104, Class CS, 14.507s, 2036	2,050,639	2,498,050
IFB Ser. 07-30, Class FS, 14.19s, 2037	3,841,340	4,672,060
IFB Ser. 07-96, Class AS, 13.269s, 2037	1,863,559	2,217,643
IFB Ser. 06-115, Class ES, 13.055s, 2036	1,582,761	1,967,411
IFB Ser. 06-8, Class PK, 12.895s, 2036	2,719,756	3,225,418
IFB Ser. 05-57, Class CD, 12.464s, 2035	1,269,356	1,500,061
IFB Ser. 05-74, Class CP, 12.37s, 2035	1,452,887	1,768,546
IFB Ser. 05-115, Class NQ, 12.277s, 2036	807,576	944,792
IFB Ser. 06-27, Class SP, 12.187s, 2036	2,143,000	2,600,520
IFB Ser. 06-8, Class HP, 12.187s, 2036	2,297,476	2,788,942
IFB Ser. 06-8, Class WK, 12.187s, 2036	3,659,968	4,404,604
IFB Ser. 05-106, Class US, 12.187s, 2035	3,489,575	4,248,724
IFB Ser. 05-99, Class SA, 12.187s, 2035	1,719,703	2,024,418
IFB Ser. 05-45, Class DA, 12.04s, 2035	2,753,433	3,314,641
IFB Ser. 05-74, Class DM, 12.004s, 2035	3,344,546	4,007,405
IFB Ser. 05-45, Class DC, 11.93s, 2035	2,147,648	2,578,620
IFB Ser. 06-60, Class CS, 11.71s, 2036	771,439	880,317
IFB Ser. 05-74, Class SK, 10.845s, 2035	2,677,900	3,122,110
IFB Ser. 05-57, Class DC, 10.802s, 2034	2,174,271	2,523,876
IFB Ser. 05-74, Class CS, 10.735s, 2035	1,656,932	1,925,463
IFB Ser. 05-114, Class SP, 10.295s, 2036	1,011,154	1,117,233
IFB Ser. 05-45, Class PC, 10.121s, 2034	1,143,779	1,309,400
Ser. 03-W6, Class PT1, 10.043s, 2042	213,448	243,681
IFB Ser. 05-95, Class OP, 9.927s, 2035	1,019,299	1,141,685
IFB Ser. 05-95, Class CP, 9.848s, 2035	260,261	298,490
IFB Ser. 05-106, Class JC, 9.655s, 2035	701,807	768,138
Ser. 02-T12, Class A4, 9 1/2s, 2042	193,174	216,420
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,064,782	1,182,674
Ser. 02-T6, Class A3, 9 1/2s, 2041	392,494	436,147
Ser. 04-T3, Class PT1, 9.027s, 2044	559,683	617,789
IFB Ser. 05-83, Class QP, 8.616s, 2034	585,478	632,503
IFB Ser. 05-72, Class SB, 8.434s, 2035	1,704,815	1,844,578
IFB Ser. 06-62, Class NS, 7.56s, 2036	983,563	1,013,070
Ser. 02-26, Class A2, 7 1/2s, 2048	1,759,009	1,897,991
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	51,756	56,747
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	807,242	885,117
Ser. 03-W1, Class 2A, 7 1/2s, 2042	1,561,576	1,694,225
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,153,582	1,267,435
Ser. 02-T12, Class A3, 7 1/2s, 2042	316,338	341,921
Ser. 02-14, Class A2, 7 1/2s, 2042	620,433	670,174
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,962,533	2,126,332

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T4, Class A3, 7 1/2s, 2041	$338,280	$364,077
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,716,108	1,850,893
Ser. 01-T3, Class A1, 7 1/2s, 2040	295,521	317,988
Ser. 01-T1, Class A1, 7 1/2s, 2040	636,790	693,072
Ser. 99-T2, Class A1, 7 1/2s, 2039	176,639	195,443
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	735,125	794,798
Ser. 02-T1, Class A3, 7 1/2s, 2031	514,845	556,465
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,537,760	1,644,049
Ser. 01-T5, Class A3, 7 1/2s, 2030	175,996	189,359
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,652,988	4,025,078
Ser. 02-26, Class A1, 7s, 2048	1,159,594	1,245,551
Ser. 04-T3, Class 1A3, 7s, 2044	529,909	575,053
Ser. 03-W3, Class 1A2, 7s, 2042	536,280	576,769
Ser. 02-T16, Class A2, 7s, 2042	1,100,746	1,177,089
Ser. 02-14, Class A1, 7s, 2042	97,155	104,036
Ser. 02-T4, Class A2, 7s, 2041	625,437	667,658
Ser. 01-W3, Class A, 7s, 2041	370,072	399,571
Ser. 04-W1, Class 2A2, 7s, 2033	5,459,029	5,917,063
Ser. 380, Class 2, IO, 6 1/2s, 2037 ##	4,710,247	809,301
Ser. 381, Class 14, IO, 6 1/2s, 2037	2,097,339	330,711
Ser. 381, Class 16, IO, 6 1/2s, 2037	415,029	64,338
Ser. 381, Class 15, IO, 6 1/2s, 2037	887,648	146,833
Ser. 371, Class 2, IO, 6 1/2s, 2036	14,705,757	2,710,040
IFB Ser. 07-W6, Class 6A2, IO, 4.424s, 2037	2,140,705	253,011
IFB Ser. 06-90, Class SE, IO, 4.424s, 2036	2,084,346	287,467
IFB Ser. 03-66, Class SA, IO, 4.274s, 2033	2,897,382	315,822
IFB Ser. 07-W6, Class 5A2, IO, 3.914s, 2037	2,840,059	320,637
IFB Ser. 07-W4, Class 4A2, IO, 3.904s, 2037	13,049,759	1,394,221
IFB Ser. 07-W2, Class 3A2, IO, 3.904s, 2037	3,866,301	420,226
IFB Ser. 06-115, Class BI, IO, 3.884s, 2036	3,721,413	308,868
IFB Ser. 05-113, Class AI, IO, 3.854s, 2036	678,536	80,258
IFB Ser. 05-113, Class DI, IO, 3.854s, 2036	21,423,757	2,058,036
IFB Ser. 05-52, Class DC, IO, 3.824s, 2035	1,765,002	254,175
IFB Ser. 06-60, Class SI, IO, 3.774s, 2036	3,768,958	434,365
IFB Ser. 06-60, Class UI, IO, 3.774s, 2036	1,536,922	183,350
IFB Ser. 04-24, Class CS, IO, 3.774s, 2034	4,009,774	416,377
IFB Ser. 07-W7, Class 3A2, IO, 3.754s, 2037	4,954,608	510,542
IFB Ser. 06-74, Class SN, IO, 3.724s, 2036	3,244,452	219,644
IFB Ser. 03-122, Class SA, IO, 3.724s, 2028	5,169,238	403,100
IFB Ser. 03-122, Class SJ, IO, 3.724s, 2028	5,428,691	427,635
IFB Ser. 06-60, Class DI, IO, 3.694s, 2035	1,942,876	172,401
IFB Ser. 04-60, Class SW, IO, 3.674s, 2034	7,416,627	883,981
IFB Ser. 05-65, Class KI, IO, 3.624s, 2035	14,350,167	1,415,920
IFB Ser. 07-23, Class SI, IO, 3.394s, 2037	3,144,125	290,122
IFB Ser. 07-54, Class CI, IO, 3.384s, 2037	2,440,096	251,836
IFB Ser. 07-39, Class PI, IO, 3.384s, 2037	2,399,257	236,488
IFB Ser. 07-30, Class WI, IO, 3.384s, 2037	20,673,486	1,851,282
IFB Ser. 07-28, Class SE, IO, 3.374s, 2037	2,601,610	265,783
IFB Ser. 06-128, Class SH, IO, 3.374s, 2037	2,951,478	274,203

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-56, Class SM, IO, 3.374s, 2036	$7,407,822	$715,269
IFB Ser. 06-12, Class SD, IO, 3.374s, 2035	10,964,755	1,281,953
IFB Ser. 05-73, Class SI, IO, 3.374s, 2035	1,615,448	144,715
IFB Ser. 05-17, Class ES, IO, 3.374s, 2035	3,278,227	371,733
IFB Ser. 05-17, Class SY, IO, 3.374s, 2035	1,505,201	166,686
IFB Ser. 07-W5, Class 2A2, IO, 3.364s, 2037	1,229,065	111,847
IFB Ser. 07-30, Class IE, IO, 3.364s, 2037	6,948,350	831,411
IFB Ser. 06-123, Class CI, IO, 3.364s, 2037	5,878,550	583,250
IFB Ser. 06-123, Class UI, IO, 3.364s, 2037	2,562,852	253,861
IFB Ser. 05-82, Class SY, IO, 3.354s, 2035	6,546,604	593,253
IFB Ser. 05-45, Class SR, IO, 3.344s, 2035	9,014,095	817,500
IFB Ser. 07-15, Class BI, IO, 3.324s, 2037	4,276,983	428,675
IFB Ser. 06-16, Class SM, IO, 3.324s, 2036	2,258,601	235,703
IFB Ser. 05-95, Class CI, IO, 3.324s, 2035	3,757,938	403,592
IFB Ser. 05-84, Class SG, IO, 3.324s, 2035	6,205,488	669,989
IFB Ser. 05-57, Class NI, IO, 3.324s, 2035	1,331,542	136,766
IFB Ser. 05-54, Class SA, IO, 3.324s, 2035	6,398,765	600,869
IFB Ser. 05-23, Class SG, IO, 3.324s, 2035	4,894,722	519,753
IFB Ser. 05-104, Class NI, IO, 3.324s, 2035	4,286,580	472,160
IFB Ser. 05-17, Class SA, IO, 3.324s, 2035	4,253,254	457,389
IFB Ser. 05-17, Class SE, IO, 3.324s, 2035	4,576,516	483,560
IFB Ser. 05-57, Class DI, IO, 3.324s, 2035	9,972,446	923,188
IFB Ser. 05-83, Class QI, IO, 3.314s, 2035	1,000,339	116,497
IFB Ser. 06-128, Class GS, IO, 3.304s, 2037	2,765,888	279,785
IFB Ser. 05-83, Class SL, IO, 3.294s, 2035	10,886,800	930,326
Ser. 06-116, Class ES, IO, 3.274s, 2036	1,788,085	163,081
IFB Ser. 06-114, Class IS, IO, 3.274s, 2036	3,000,634	265,180
IFB Ser. 06-115, Class GI, IO, 3.264s, 2036	2,672,234	263,030
IFB Ser. 06-115, Class IE, IO, 3.264s, 2036	2,268,381	253,145
IFB Ser. 06-117, Class SA, IO, 3.264s, 2036	3,444,322	306,725
IFB Ser. 06-121, Class SD, IO, 3.264s, 2036	5,689,704	515,271
IFB Ser. 06-109, Class SG, IO, 3.254s, 2036	4,034,752	366,249
IFB Ser. 06-104, Class IM, IO, 3.244s, 2036	860,724	83,899
IFB Ser. 06-104, Class SY, IO, 3.244s, 2036	1,863,267	164,996
IFB Ser. 06-109, Class SH, IO, 3.244s, 2036	2,926,830	338,560
Ser. 06-104, Class SG, IO, 3.224s, 2036	3,689,089	291,726
IFB Ser. 07-W6, Class 4A2, IO, 3.224s, 2037	11,485,293	1,065,710
IFB Ser. 06-128, Class SC, IO, 3.224s, 2037	9,693,475	888,532
IFB Ser. 06-44, Class IS, IO, 3.224s, 2036	4,117,195	391,959
IFB Ser. 06-8, Class JH, IO, 3.224s, 2036	10,330,953	1,097,150
IFB Ser. 05-122, Class SG, IO, 3.224s, 2035	2,278,386	246,226
IFB Ser. 05-95, Class OI, IO, 3.214s, 2035	559,049	68,149
IFB Ser. 06-92, Class JI, IO, 3.204s, 2036	2,060,719	190,218
IFB Ser. 06-92, Class LI, IO, 3.204s, 2036	3,338,499	307,225
IFB Ser. 06-96, Class ES, IO, 3.204s, 2036	3,722,619	330,601
IFB Ser. 06-99, Class AS, IO, 3.204s, 2036	2,394,206	226,507
IFB Ser. 06-85, Class TS, IO, 3.184s, 2036	5,232,307	457,603
IFB Ser. 06-61, Class SE, IO, 3.174s, 2036	4,948,180	364,771
IFB Ser. 07-75, Class PI, IO, 3.164s, 2037	3,893,874	356,526

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-76, Class SA, IO, 3.164s, 2037	$3,604,916	$212,994
IFB Ser. 07-W7, Class 2A2, IO, 3.154s, 2037	9,131,423	827,477
IFB Ser. 07-90, Class S, IO, 3.134s, 2037	6,107,040	353,205
Ser. 06-94, Class NI, IO, 3.124s, 2036	1,804,131	138,517
IFB Ser. 07-116, Class IA, IO, 3.124s, 2037	13,497,604	1,144,821
IFB Ser. 07-103, Class AI, IO, 3.124s, 2037	15,612,666	1,394,456
IFB Ser. 07-1, Class NI, IO, 3.124s, 2037	8,983,056	818,388
IFB Ser. 07-15, Class NI, IO, 3.124s, 2022	4,585,243	367,070
IFB Ser. 07-109, Class XI, IO, 3.074s, 2037	2,278,770	213,049
IFB Ser. 07-109, Class YI, IO, 3.074s, 2037	3,580,449	309,255
IFB Ser. 07-W8, Class 2A2, IO, 3.074s, 2037	6,209,636	579,085
IFB Ser. 07-54, Class KI, IO, 3.064s, 2037	1,856,672	160,543
IFB Ser. 07-30, Class JS, IO, 3.064s, 2037	6,043,788	555,178
IFB Ser. 07-30, Class LI, IO, 3.064s, 2037	9,139,245	849,679
IFB Ser. 07-W2, Class 1A2, IO, 3.054s, 2037	2,633,038	225,293
IFB Ser. 07-106, Class SN, IO, 3.034s, 2037	3,902,681	314,654
IFB Ser. 07-54, Class IA, IO, 3.034s, 2037	3,187,642	293,381
IFB Ser. 07-54, Class IB, IO, 3.034s, 2037	3,187,642	293,381
IFB Ser. 07-54, Class IC, IO, 3.034s, 2037	3,187,642	293,381
IFB Ser. 07-54, Class ID, IO, 3.034s, 2037	3,187,642	293,381
IFB Ser. 07-54, Class IE, IO, 3.034s, 2037	3,187,642	293,381
IFB Ser. 07-54, Class IF, IO, 3.034s, 2037	4,742,933	436,525
IFB Ser. 07-54, Class UI, IO, 3.034s, 2037	3,747,095	374,307
IFB Ser. 07-109, Class AI, IO, 3.024s, 2037	12,023,029	1,037,587
IFB Ser. 07-91, Class AS, IO, 3.024s, 2037	2,554,628	216,139
IFB Ser. 07-91, Class HS, IO, 3.024s, 2037	2,719,426	240,768
IFB Ser. 07-15, Class CI, IO, 3.004s, 2037	10,860,265	984,582
IFB Ser. 06-123, Class BI, IO, 3.004s, 2037	14,276,479	1,243,140
IFB Ser. 06-115, Class JI, IO, 3.004s, 2036	7,916,051	713,404
IFB Ser. 06-123, Class LI, IO, 2.944s, 2037	5,286,275	450,900
IFB Ser. 07-116, Class BI, IO, 2.874s, 2037	12,457,218	966,929
IFB Ser. 07-39, Class AI, IO, 2.744s, 2037	5,525,097	440,736
IFB Ser. 07-32, Class SD, IO, 2.734s, 2037	3,784,250	307,148
IFB Ser. 07-33, Class SD, IO, 2.734s, 2037	10,598,668	806,122
IFB Ser. 07-30, Class UI, IO, 2.724s, 2037	3,092,486	264,508
IFB Ser. 07-32, Class SC, IO, 2.724s, 2037	5,024,396	414,016
IFB Ser. 08-01, Class GI, IO, 2.724s, 2037	14,390,000	1,469,442
IFB Ser. 07-1, Class CI, IO, 2.724s, 2037	3,626,287	299,395
IFB Ser. 05-74, Class SE, IO, 2.724s, 2035	13,455,888	952,693
IFB Ser. 05-82, Class SI, IO, 2.724s, 2035	12,616,589	914,102
IFB Ser. 05-58, Class IK, IO, 2.624s, 2035	4,317,620	381,860
IFB Ser. 07-75, Class ID, IO, 2.494s, 2037	3,030,000	242,742
Ser. 08-10, Class CI, 2.28s, 2038 ##	6,697,000	409,145
IFB Ser. 08-1, Class NI, IO, 2 1/4s, 2037	6,354,000	452,678
Ser. 03-W12, Class 2, IO, 2.224s, 2043	7,426,160	402,942
IFB Ser. 08-01, Class AI, IO, 2.014s, 2037	17,215,000	1,392,342
IFB Ser. 08-1, Class HI, IO, 1.964s, 2037	8,154,000	633,055
Ser. 03-W10, Class 1, IO, 1.93s, 2043	23,152,023	1,059,087
Ser. 03-W10, Class 3, IO, 1.929s, 2043	5,833,267	267,145

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W8, Class 12, IO, 1.635s, 2042	$23,777,400	$979,300
FRB Ser. 03-W17, Class 12, IO, 1.151s, 2033	7,325,658	257,151
Ser. 03-T2, Class 2, IO, 0.818s, 2042	34,171,302	802,778
Ser. 03-W6, Class 51, IO, 0.683s, 2042	9,819,665	177,636
Ser. 03-W3, Class 2IO1, IO, 0.682s, 2042	3,159,203	52,508
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	12,919,858	866,967
Ser. 01-T12, Class IO, 0.565s, 2041	20,167,888	269,088
Ser. 03-W2, Class 1, IO, 0.47s, 2042	18,150,928	226,327
Ser. 02-T4, IO, 0.451s, 2041	7,233,261	76,996
Ser. 03-W3, Class 1, IO, 0.441s, 2042	24,459,973	291,243
Ser. 02-T1, Class IO, IO, 0.427s, 2031	19,429,411	210,614
Ser. 03-W6, Class 3, IO, 0.366s, 2042	13,398,632	122,728
Ser. 03-W6, Class 23, IO, 0.351s, 2042	14,343,558	149,270
Ser. 03-W4, Class 3A, IO, 0.35s, 2042	12,971,830	137,809
Ser. 01-79, Class BI, IO, 0.335s, 2045	3,710,148	30,167
Ser. 07-64, Class LO, Principal Only (PO), zero %, 2037	1,551,577	1,333,386
Ser. 06-84, Class OP, PO, zero %, 2036	20,683	20,591
Ser. 372, Class 1, PO, zero %, 2036	17,643,927	15,094,942
Ser. 06-56, Class XF, zero %, 2036	236,346	235,641
Ser. 370, Class 1, PO, zero %, 2036	7,597,834	6,491,579
Ser. 04-38, Class AO, PO, zero %, 2034	4,049,534	3,068,114
Ser. 04-61, Class CO, PO, zero %, 2031	2,981,654	2,679,764
Ser. 07-31, Class TS, IO, zero %, 2009	9,152,512	299,617
Ser. 07-15, Class IM, IO, zero %, 2009	3,546,607	105,979
Ser. 07-16, Class TS, IO, zero %, 2009	14,529,923	383,273
FRB Ser. 07-76, Class SF, zero %, 2037	198,138	196,931
FRB Ser. 06-115, Class SN, zero %, 2036	1,231,092	1,264,910
FRB Ser. 06-104, Class EK, zero %, 2036	316,878	315,477
FRB Ser. 05-117, Class GF, zero %, 2036	237,478	228,541
FRB Ser. 05-65, Class ER, zero %, 2035	2,572,426	2,509,043
FRB Ser. 05-57, Class UL, zero %, 2035	2,449,483	2,397,503
FRB Ser. 05-36, Class QA, zero %, 2035	475,135	452,541
FRB Ser. 05-65, Class CU, zero %, 2034	338,501	367,181
FRB Ser. 05-81, Class DF, zero %, 2033	277,339	276,573
FRB Ser. 06-1, Class HF, zero %, 2032	247,042	242,966
IFB Ser. 06-75, Class FY, zero %, 2036	554,674	546,073
Federal Home Loan Mortgage Corp. Structured Pass Through
Securities IFB Ser. T-56, Class 2ASI, IO, 4.724s, 2043	1,884,400	228,483
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	199,648	219,897
Ser. T-58, Class 4A, 7 1/2s, 2043	507,962	554,141
Ser. T-51, Class 2A, 7 1/2s, 2042	530,974	573,858
Ser. T-42, Class A5, 7 1/2s, 2042	847,140	910,184
Ser. T-60, Class 1A2, 7s, 2044	3,653,375	3,967,612
Ser. T-41, Class 2A, 7s, 2032	81,961	87,685
Ser. T-56, Class A, IO, 0.524s, 2043	8,529,386	110,995
Ser. T-56, Class 3, IO, 0.373s, 2043	10,283,826	15,373

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class 1, IO, 0.286s, 2043	$13,158,604	$101,760
Ser. T-56, Class 2, IO, 0.035s, 2043	11,912,619	33,212
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
7.77s, 2027	4,466,698	5,067,076
First Horizon Alternative Mortgage Securities FRB Ser. 05-AA10,
Class 2A1, 5.754s, 2035	1,961,166	1,976,302
First Union National Bank-Bank of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO, 1.947s, 2033	30,451,859	1,211,019
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,951,760
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	910,967
First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035	3,410,000	3,478,541
Freddie Mac
IFB Ser. 3339, Class WS, 15.706s, 2037	1,431,102	2,078,687
IFB Ser. 3339, Class JS, 15.299s, 2037	1,285,019	1,714,397
IFB Ser. 3360, Class SB, 14 3/4s, 2037	875,851	1,275,799
IFB Ser. 3202, Class PS, 13.822s, 2036	975,816	1,303,358
IFB Ser. 3349, Class SA, 13.583s, 2037	4,968,455	6,618,640
IFB Ser. 3331, Class SE, 13.583s, 2037	1,235,470	1,579,040
IFB Ser. 3202, Class HM, 12.069s, 2036	641,556	830,121
IFB Ser. 3153, Class SX, 12.069s, 2036	842,744	1,075,779
IFB Ser. 3182, Class PS, 11.655s, 2032	2,148,257	2,787,719
IFB Ser. 3081, Class DC, 10.097s, 2035	1,372,977	1,685,909
IFB Ser. 3114, Class GK, 9.455s, 2036	905,201	1,105,164
IFB Ser. 2976, Class KL, 8.85s, 2035	2,565,186	3,042,987
IFB Ser. 3408, Class EK, 8.747s, 2037	4,128,000	4,702,700
IFB Ser. 2990, Class DP, 8.74s, 2034	2,182,160	2,511,178
IFB Ser. 2979, Class AS, 8.74s, 2034	621,605	713,886
IFB Ser. 3153, Class UT, 8.484s, 2036	499,685	575,516
IFB Ser. 3360, Class SC, 8.308s, 2037	2,029,123	2,349,021
IFB Ser. 3149, Class SU, 8.013s, 2036	1,080,766	1,192,813
IFB Ser. 3065, Class DC, 7.151s, 2035	2,210,259	2,449,229
IFB Ser. 2990, Class LB, 6.118s, 2034	2,693,941	2,854,612
IFB Ser. 2990, Class WP, 6.098s, 2035	1,589,090	1,725,152
IFB Ser. 2927, Class SI, IO, 4.264s, 2035	3,629,482	516,235
IFB Ser. 2828, Class GI, IO, 3.264s, 2034	4,188,665	559,106
IFB Ser. 3184, Class SP, IO, 3.114s, 2033	3,842,034	406,403
IFB Ser. 2869, Class SH, IO, 3.064s, 2034	1,997,619	170,382
IFB Ser. 2869, Class JS, IO, 3.014s, 2034	9,524,300	808,196
IFB Ser. 3203, Class SH, IO, 2.904s, 2036	2,187,523	258,078
IFB Ser. 2815, Class PT, IO, 2.814s, 2032	4,158,160	441,299
IFB Ser. 2828, Class TI, IO, 2.814s, 2030	1,954,507	198,066
IFB Ser. 3297, Class BI, IO, 2.524s, 2037	9,522,363	997,007
IFB Ser. 3284, Class IV, IO, 2.514s, 2037	2,471,134	263,315
IFB Ser. 3287, Class SD, IO, 2.514s, 2037	3,778,056	361,410
IFB Ser. 3281, Class BI, IO, 2.514s, 2037	1,842,372	180,864
IFB Ser. 3249, Class SI, IO, 2.514s, 2036	1,611,611	182,110

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3028, Class ES, IO, 2.514s, 2035	$10,810,336	$1,200,654
IFB Ser. 2922, Class SE, IO, 2.514s, 2035	5,129,039	467,830
IFB Ser. 3045, Class DI, IO, 2.494s, 2035	17,543,260	1,502,231
Ser. 3236, Class ES, IO, 2.464s, 2036	3,492,900	309,775
IFB Ser. 3136, Class NS, IO, 2.464s, 2036	5,815,019	584,032
IFB Ser. 3118, Class SD, IO, 2.464s, 2036	8,290,857	745,055
IFB Ser. 3054, Class CS, IO, 2.464s, 2035	2,171,366	166,020
IFB Ser. 3107, Class DC, IO, 2.464s, 2035	10,509,552	1,213,073
IFB Ser. 3066, Class SI, IO, 2.464s, 2035	7,039,185	800,527
IFB Ser. 2927, Class ES, IO, 2.464s, 2035	2,865,912	227,949
IFB Ser. 2950, Class SM, IO, 2.464s, 2016	5,542,543	539,706
IFB Ser. 3256, Class S, IO, 2.454s, 2036	4,223,926	426,292
IFB Ser. 3031, Class BI, IO, 2.454s, 2035	2,012,208	238,806
IFB Ser. 3244, Class SB, IO, 2.424s, 2036	2,664,996	250,930
IFB Ser. 3244, Class SG, IO, 2.424s, 2036	3,043,035	309,206
IFB Ser. 3236, Class IS, IO, 2.414s, 2036	4,930,127	442,520
IFB Ser. 2962, Class BS, IO, 2.414s, 2035	12,116,209	941,071
IFB Ser. 3114, Class TS, IO, 2.414s, 2030	13,451,451	765,922
IFB Ser. 3128, Class JI, IO, 2.394s, 2036	6,238,506	626,663
IFB Ser. 2990, Class LI, IO, 2.394s, 2034	3,972,078	409,270
IFB Ser. 3240, Class S, IO, 2.384s, 2036	9,196,513	849,018
IFB Ser. 3229, Class BI, IO, 2.384s, 2036	707,115	61,509
IFB Ser. 3153, Class JI, IO, 2.384s, 2036	4,583,662	395,265
IFB Ser. 3065, Class DI, IO, 2.384s, 2035	1,539,881	182,741
IFB Ser. 3145, Class GI, IO, 2.364s, 2036	5,108,753	555,800
IFB Ser. 3114, Class GI, IO, 2.364s, 2036	2,162,260	267,350
IFB Ser. 3339, Class JI, IO, 2.354s, 2037	9,741,270	729,379
IFB Ser. 3218, Class AS, IO, 2.344s, 2036	3,311,938	276,632
IFB Ser. 3221, Class SI, IO, 2.344s, 2036	4,002,505	347,795
IFB Ser. 3153, Class UI, IO, 2.334s, 2036	3,750,048	449,372
IFB Ser. 3202, Class PI, IO, 2.304s, 2036	10,857,286	985,842
IFB Ser. 3355, Class MI, IO, 2.264s, 2037	2,722,387	241,822
IFB Ser. 3355, Class LI, IO, 2.264s, 2037	3,254,887	190,414
IFB Ser. 3201, Class SG, IO, 2.264s, 2036	5,019,444	458,877
IFB Ser. 3203, Class SE, IO, 2.264s, 2036	4,539,301	397,951
IFB Ser. 3171, Class PS, IO, 2.249s, 2036	4,187,746	410,022
IFB Ser. 3152, Class SY, IO, 2.244s, 2036	4,708,243	483,212
IFB Ser. 3284, Class BI, IO, 2.214s, 2037	3,028,874	262,570
IFB Ser. 3260, Class SA, IO, 2.214s, 2037	3,110,471	211,347
IFB Ser. 3199, Class S, IO, 2.214s, 2036	2,557,266	234,205
IFB Ser. 3284, Class LI, IO, 2.204s, 2037	12,201,865	1,091,870
IFB Ser. 3281, Class AI, IO, 2.194s, 2037	11,001,565	1,001,298
IFB Ser. 3311, Class IA, IO, 2.174s, 2037	4,498,799	429,105
IFB Ser. 3311, Class IB, IO, 2.174s, 2037	4,498,799	429,105
IFB Ser. 3311, Class IC, IO, 2.174s, 2037	4,498,799	429,105
IFB Ser. 3311, Class ID, IO, 2.174s, 2037	4,498,799	429,105
IFB Ser. 3311, Class IE, IO, 2.174s, 2037	6,420,892	612,438
IFB Ser. 3240, Class GS, IO, 2.144s, 2036	5,556,072	495,507
IFB Ser. 3339, Class TI, IO, 1.904s, 2037	4,723,691	409,376

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3284, Class CI, IO, 1.884s, 2037	$8,370,294	$699,341
IFB Ser. 3291, Class SA, IO, 1.874s, 2037	5,298,380	389,184
IFB Ser. 3016, Class SQ, IO, 1.874s, 2035	4,142,649	256,161
IFB Ser. 3284, Class WI, IO, 1.864s, 2037	13,902,455	1,117,299
Ser. 246, PO, zero %, 2037	13,915,039	12,021,883
Ser. 3300, PO, zero %, 2037	2,438,306	2,110,520
Ser. 242, PO, zero %, 2036	21,642,136	18,745,206
Ser. 239, PO, zero %, 2036	8,612,047	7,308,000
Ser. 236, PO, zero %, 2036	5,112,883	4,371,237
FRB Ser. 3349, Class DO, zero %, 2037	547,098	553,180
FRB Ser. 3327, Class YF, zero %, 2037	1,048,558	1,051,018
FRB Ser. 3326, Class XF, zero %, 2037	1,548,631	1,503,040
FRB Ser. 3326, Class YF, zero %, 2037	3,985,460	4,030,062
FRB Ser. 3263, Class TA, zero %, 2037	345,565	360,344
FRB Ser. 3239, Class BF, zero %, 2036	1,330,418	1,394,372
FRB Ser. 3341, Class FA, zero %, 2036	135,475	133,722
FRB Ser. 3228, Class BF, zero %, 2036	507,081	508,596
FRB Ser. 3231, Class XB, zero %, 2036	905,581	898,296
FRB Ser. 3283, Class HF, zero %, 2036	154,501	155,263
FRB Ser. 3174, Class SF, zero %, 2036	596,703	600,441
FRB Ser. 3231, Class X, zero %, 2036	369,244	371,897
FRB Ser. 3147, Class SF, zero %, 2036	1,531,899	1,548,813
FRB Ser. 3117, Class AF, zero %, 2036	206,815	218,167
FRB Ser. 3326, Class WF, zero %, 2035	2,210,813	2,145,066
FRB Ser. 3036, Class AS, zero %, 2035	193,233	189,706
FRB Ser. 3003, Class XF, zero %, 2035	2,068,102	2,000,284
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.084s, 2043	85,697,318	591,768
Ser. 05-C3, Class XC, IO, 0.073s, 2045	230,323,244	1,088,738
Ser. 07-C1, Class XC, IO, 0.047s, 2019	184,378,284	1,186,320
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.095s, 2036	592,000	623,254
Ser. 97-C1, Class X, IO, 1.344s, 2029	3,618,065	196,503
Ser. 05-C1, Class X1, IO, 0.166s, 2043	93,516,922	1,183,550
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,603,847
Ser. 06-C1, Class XC, IO, 0.056s, 2045	127,738,077	818,290
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 26.895s, 2037	3,399,034	5,600,243
IFB Ser. 07-38, Class AS, 19.03s, 2037	3,089,028	4,348,111
IFB Ser. 06-34, Class SA, 15.788s, 2036	363,096	464,819
IFB Ser. 07-44, Class SP, 15.763s, 2036	1,465,717	1,926,096
IFB Ser. 07-51, Class SP, 15.728s, 2037	1,106,029	1,394,078
IFB Ser. 07-67, Class SB, 15.308s, 2037	1,614,640	2,002,912
IFB Ser. 07-35, Class DK, 13.236s, 2035	767,000	960,732
IFB Ser. 07-64, Class AM, 12.956s, 2037	1,714,908	2,020,340
IFB Ser. 05-7, Class JM, 7.741s, 2034	2,588,628	2,850,873
IFB Ser. 05-66, Class SP, 7.229s, 2035	1,323,407	1,437,820
IFB Ser. 06-62, Class SI, IO, 3.421s, 2036	3,817,815	302,895

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-1, Class SL, IO, 3.401s, 2037	$1,748,445	$154,037
IFB Ser. 07-1, Class SM, IO, 3.391s, 2037	1,748,445	153,616
IFB Ser. 04-59, Class SC, IO, 3.119s, 2034	2,080,959	218,733
IFB Ser. 07-26, Class SG, IO, 2.891s, 2037	5,100,527	465,500
IFB Ser. 07-9, Class BI, IO, 2.861s, 2037	11,402,543	832,490
IFB Ser. 07-31, Class CI, IO, 2.851s, 2037	3,074,681	235,990
IFB Ser. 07-25, Class SA, IO, 2.841s, 2037	4,032,564	297,766
IFB Ser. 07-25, Class SB, IO, 2.841s, 2037	7,864,608	580,726
IFB Ser. 07-22, Class S, IO, 2.841s, 2037	2,741,397	281,927
IFB Ser. 07-11, Class SA, IO, 2.841s, 2037	2,765,382	245,359
IFB Ser. 07-14, Class SB, IO, 2.841s, 2037	2,629,591	223,484
IFB Ser. 07-51, Class SJ, IO, 2.791s, 2037	3,104,982	345,729
IFB Ser. 07-58, Class PS, IO, 2.741s, 2037	5,285,187	505,356
IFB Ser. 07-26, Class SD, IO, 2.719s, 2037	5,586,654	464,353
IFB Ser. 07-26, Class SL, IO, 2.719s, 2037	241,998	22,318
IFB Ser. 07-59, Class PS, IO, 2.711s, 2037	2,397,577	222,293
IFB Ser. 07-59, Class SP, IO, 2.711s, 2037	4,860,624	450,313
IFB Ser. 07-68, Class PI, IO, 2.691s, 2037	4,379,227	427,339
IFB Ser. 06-38, Class SG, IO, 2.691s, 2033	11,701,559	664,763
IFB Ser. 07-53, Class SG, IO, 2.641s, 2037	2,136,357	152,153
IFB Ser. 07-79, Class SY, IO, 2.591s, 2037	12,043,339	791,405
IFB Ser. 07-64, Class AI, IO, 2.591s, 2037	13,528,715	891,867
IFB Ser. 07-53, Class ES, IO, 2.591s, 2037	3,454,442	217,805
IFB Ser. 07-48, Class SB, IO, 2.569s, 2037	4,807,027	335,380
IFB Ser. 07-9, Class DI, IO, 2.551s, 2037	5,750,026	384,311
IFB Ser. 07-57, Class QA, IO, 2.541s, 2037	7,367,107	473,117
IFB Ser. 07-58, Class SA, IO, 2.541s, 2037	9,930,901	667,123
IFB Ser. 07-58, Class SC, IO, 2.541s, 2037	6,262,378	375,034
IFB Ser. 07-61, Class SA, IO, 2.541s, 2037	3,905,247	248,193
IFB Ser. 07-53, Class SC, IO, 2.541s, 2037	3,781,411	228,612
IFB Ser. 06-28, Class GI, IO, 2.541s, 2035	4,220,820	317,360
IFB Ser. 07-58, Class SD, IO, 2.531s, 2037	5,945,088	369,474
IFB Ser. 07-59, Class SD, IO, 2.511s, 2037	9,375,452	580,790
IFB Ser. 07-17, Class AI, IO, 2.469s, 2037	11,436,322	971,376
IFB Ser. 07-9, Class AI, IO, 2.419s, 2037	4,454,736	342,956
IFB Ser. 05-65, Class SI, IO, 2.391s, 2035	4,626,402	352,195
IFB Ser. 07-17, Class IB, IO, 2.291s, 2037	2,469,499	185,247
IFB Ser. 06-14, Class S, IO, 2.291s, 2036	4,047,431	279,297
IFB Ser. 06-11, Class ST, IO, 2.281s, 2036	2,511,940	176,344
IFB Ser. 07-27, Class SD, IO, 2.241s, 2037	2,872,575	174,643
IFB Ser. 07-19, Class SJ, IO, 2.241s, 2037	4,879,316	281,721
IFB Ser. 07-23, Class ST, IO, 2.241s, 2037	5,938,848	314,383
IFB Ser. 07-8, Class SA, IO, 2.241s, 2037	3,946,096	281,202
IFB Ser. 07-9, Class CI, IO, 2.241s, 2037	7,469,590	439,203
IFB Ser. 07-7, Class EI, IO, 2.241s, 2037	5,015,867	300,676
IFB Ser. 07-7, Class JI, IO, 2.241s, 2037	7,357,016	502,832
IFB Ser. 07-1, Class S, IO, 2.241s, 2037	6,382,184	363,458
IFB Ser. 07-3, Class SA, IO, 2.241s, 2037	6,087,928	346,364
IFB Ser. 07-17, Class IC, IO, 2.169s, 2037	5,936,896	451,076

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-21, Class S, IO, 2.119s, 2037	$6,147,623	$420,283
IFB Ser. 07-31, Class AI, IO, 2.099s, 2037	3,055,600	339,869
IFB Ser. 07-73, Class MI, IO, 2.041s, 2037	10,292,982	563,611
IFB Ser. 07-43, Class SC, IO, 2.019s, 2037	3,923,371	242,308
IFB Ser. 08-3, Class SA, IO, 2.01s, 2038 (F)	6,626,000	396,956
IFB Ser. 08-4, Class SA, IO, 2.001s, 2038	13,320,000	885,572
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	5,234,559	2,070
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	15,326,541	6,046
Ser. 07-73, Class MO, PO, zero %, 2037	791,768	651,547
FRB Ser. 07-73, Class KI, IO, zero %, 2037	7,917,679	135,713
FRB Ser. 07-73, Class KM, zero %, 2037	791,768	804,961
FRB Ser. 07-49, Class UF, zero %, 2037	368,292	363,641
FRB Ser. 07-35, Class UF, zero %, 2037	432,387	448,456
FRB Ser. 07-22, Class TA, zero %, 2037	342,352	351,744
FRB Ser. 98-2, Class EA, PO, zero %, 2028	103,162	88,861
Government National Mortgage Association 144A IFB
Ser. 06-GG8, Class X, IO, 0.857s, 2039 (F)	26,425,854	969,594
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
2.496s, 2045	6,520,254	217,003
Greenwich Capital Commercial Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.072s, 2037 (F)	183,806,377	709,062
Greenwich Capital Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.512s, 2039	29,440,794	607,216
Ser. 05-GG3, Class XC, IO, 0.153s, 2042	136,565,678	2,069,824
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	2,285,000	2,266,036
Ser. 06-GG6, Class A2, 5.506s, 2038 (F)	2,998,000	3,045,795
Ser. 05-GG4, Class A4, 4.761s, 2039	197,000	190,292
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,286,116
FRB Ser. 07-EOP, Class J, 5.39s, 2009	428,000	401,250
Ser. 03-C1, Class X1, IO, 0.458s, 2040	22,073,525	398,095
Ser. 04-C1, Class X1, IO, 0.379s, 2028 (F)	33,708,114	180,608
Ser. 05-GG4, Class XC, IO, 0.221s, 2039 (F)	107,357,557	1,835,244
Ser. 06-GG6, Class XC, IO, 0.051s, 2038 (F)	52,771,539	163,980
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	266,845	291,304
Ser. 05-RP3, Class 1A3, 8s, 2035	777,618	843,000
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	702,465	754,538
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	955,388	1,035,584
Ser. 05-RP1, Class 1A3, 8s, 2035	122,709	133,020
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,073,128	1,152,583
IFB Ser. 04-4, Class 1AS, IO, 1.24s, 2034	11,942,496	821,017
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1, 4.835s, 2035	1,781,869	1,750,419
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)	404,284	121,285
IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
3.486s, 2037	5,301,582	4,976,860

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	$911,000	$974,715
FRB Ser. 07-LD12, Class AM, 6.059s, 2051	5,510,000	5,595,405
FRB Ser. 07-LD12, Class A3, 5.987s, 2051	26,282,000	26,581,615
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	2,850,000	2,756,891
Ser. 07-CB20, Class A3, 5.863s, 2051	5,740,000	5,692,358
Ser. 06-CB15, Class A4, 5.814s, 2043	4,443,000	4,545,313
Ser. 07-CB20, Class A4, 5.794s, 2051	3,738,000	3,831,450
FRB Ser. 04-PNC1, Class A4, 5.371s, 2041 (F)	75,000	76,704
Ser. 06-CB14, Class A4, 5.481s, 2044	4,125,000	4,165,425
Ser. 05-CB12, Class A4, 4.895s, 2037 (F)	198,000	194,415
Ser. 04-C3, Class A5, 4.878s, 2042 (F)	189,000	186,194
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,860,080
Ser. 06-LDP8, Class X, IO, 0.763s, 2045	35,054,227	1,483,495
Ser. 06-CB17, Class X, IO, 0.702s, 2043	42,875,620	1,540,950
Ser. 06-LDP9, Class X, IO, 0.642s, 2047	9,823,827	300,118
Ser. 07-LDPX, Class X, IO, 0.526s, 2049	54,555,663	1,489,370
Ser. 06-CB16, Class X1, IO, 0.065s, 2045	39,985,902	612,584
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	228,579,791	196,437
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 06-FL2A, Class X1, IO, 0.869s, 2018	13,121,502	27,555
Ser. 03-ML1A, Class X1, IO, 0.798s, 2039 (F)	47,173,280	1,672,416
Ser. 05-LDP2, Class X1, IO, 0.159s, 2042	166,356,105	2,343,438
Ser. 05-LDP1, Class X1, IO, 0.122s, 2046	54,998,201	507,015
Ser. 05-CB12, Class X1, IO, 0.12s, 2037	54,511,472	530,209
Ser. 05-LDP3, Class X1, IO, 0.077s, 2042	81,759,978	657,913
Ser. 05-LDP5, Class X1, IO, 0.068s, 2044	345,110,137	1,671,627
Ser. 06-LDP6, Class X1, IO, 0.062s, 2043	68,415,684	382,166
Ser. 07-CB20, Class X1, IO, 0.059s, 2051	89,136,691	1,141,841
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 (F)	715,303	723,764
Ser. 99-C1, Class G, 6.41s, 2031	765,731	793,351
Ser. 98-C4, Class G, 5.6s, 2035	634,000	624,520
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,084,295
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	69,952
Ser. 07-C6, Class A2, 5.845s, 2012	8,188,000	8,458,771
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,701,632
Ser. 07-C2, Class XW, IO, 0.73s, 2040	11,767,052	410,875
LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.982s, 2037	27,372,886	382,009
Ser. 06-C7, Class XW, IO, 0.914s, 2038	30,468,793	1,319,464
Ser. 05-C3, Class XCL, IO, 0.178s, 2040	66,695,975	1,340,717
Ser. 05-C2, Class XCL, IO, 0.152s, 2040	123,393,090	1,277,158
Ser. 05-C5, Class XCL, IO, 0.142s, 2020	69,744,344	934,322
Ser. 05-C7, Class XCL, IO, 0.122s, 2040	83,356,812	668,802
Ser. 06-C7, Class XCL, IO, 0.095s, 2038	47,068,261	768,952
Ser. 06-C1, Class XCL, IO, 0.08s, 2041	66,708,770	681,122
Ser. 07-C2, Class XCL, IO, 0.074s, 2040	101,115,296	1,316,521

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 5.186s, 2017	$733,000	$711,010
FRB Ser. 05-LLFA, 5.036s, 2018	423,000	401,850
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 20.663s, 2036	790,807	1,013,504
IFB Ser. 07-5, Class 4A3, 19.823s, 2036	2,126,737	2,728,836
IFB Ser. 06-7, Class 4A2, IO, 4.374s, 2036	3,444,684	330,623
IFB Ser. 07-5, Class 8A2, IO, 4.344s, 2036	3,633,053	308,101
Ser. 07-1, Class 3A2, IO, 3.874s, 2037	3,955,877	429,112
IFB Ser. 06-9, Class 3A2, IO, 3.854s, 2037	2,451,930	250,791
IFB Ser. 07-4, Class 3A2, IO, 3.824s, 2037	3,007,267	267,105
IFB Ser. 06-5, Class 2A2, IO, 3.774s, 2036	7,392,315	524,068
IFB Ser. 07-2, Class 2A13, IO, 3.314s, 2037	5,597,146	445,530
IFB Ser. 07-4, Class 2A2, IO, 3.294s, 2037	12,848,104	1,063,561
IFB Ser. 07-1, Class 2A3, IO, 3.254s, 2037	6,578,492	630,430
Ser. 06-9, Class 2A3, IO, 3.244s, 2036	8,105,548	735,276
IFB Ser. 06-9, Class 2A2, IO, 3.244s, 2037	5,767,666	527,179
IFB Ser. 06-7, Class 2A4, IO, 3.174s, 2036	11,626,819	713,810
IFB Ser. 06-7, Class 2A5, IO, 3.174s, 2036	10,583,247	883,211
IFB Ser. 06-6, Class 1A2, IO, 3.124s, 2036	4,274,646	262,447
IFB Ser. 06-6, Class 1A3, IO, 3.124s, 2036	6,029,297	435,966
IFB Ser. 07-5, Class 10A2, IO, 2.964s, 2037	6,413,014	393,661
IFB Ser. 06-5, Class 1A3, IO, 2.024s, 2036	1,973,001	35,096
IFB Ser. 06-4, Class 1A3, IO, 2.024s, 2036	1,659,977	43,982
IFB Ser. 06-7, Class 1A3, IO, 1.974s, 2036	4,985,365	89,482
IFB Ser. 06-9, Class 1A6, IO, 1.774s, 2037	4,160,231	67,536
Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	5,162,000	5,007,759
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 7.227s, 2034	188,912	186,138
FRB Ser. 04-13, Class 3A6, 3.786s, 2034	2,253,000	2,251,340
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	2,238,496	24,705
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	5,670,343	11,788
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	684,486	746,624
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,660,804	1,818,945
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 3.864s, 2027	4,936,380	4,590,834
Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.062s, 2049	89,543,472	1,301,179
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 4.736s, 2022	1,019,621	1,010,834
Ser. 06-1, Class X1A, IO, 1.478s, 2022	19,346,246	230,220
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.108s, 2030	644,000	677,825
FRB Ser. 05-A9, Class 3A1, 5.278s, 2035	3,694,376	3,729,549
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	1,576,000	1,609,915
FRB Ser. 07-C1, Class A4, 5.829s, 2050	1,777,000	1,844,164
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	188,833

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043 (F)	$187,000	$182,290
Ser. 05-MCP1, Class XC, IO, 0.129s, 2043	70,208,069	880,343
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.236s, 2044	36,863,650	299,517
Ser. 04-KEY2, Class XC, IO, 0.212s, 2039	16,004,448	345,096
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	9,050,000	9,309,399
FRB Ser. 07-8, Class A2, 5.92s, 2049	2,784,000	2,826,961
Ser. 07-9, Class A4, 5.748s, 2049	9,050,000	9,282,831
Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	30,042,438	140,824
Ser. 06-3, Class XC, IO, 0.079s, 2046	53,112,553	861,486
Ser. 07-7, Class X, IO, 0.02s, 2050	192,618,252	692,222
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.008s, 2037	3,072,900	881,538
Ser. 04-C2, Class X, IO, 6.004s, 2040	2,508,217	708,571
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,848,194	793,934
Ser. 06-C4, Class X, IO, 5.477s, 2016	8,743,430	2,837,516
Morgan Stanley Capital 144A Ser. 05-RR6, Class X, IO,
1.721s, 2043 (F)	10,482,890	484,930
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4, 5.772s, 2042	4,443,000	4,598,411
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	1,732,000	1,676,736
Ser. 05-HQ6, Class A4A, 4.989s, 2042	3,963,000	3,963,504
Ser. 04-HQ4, Class A7, 4.97s, 2040 (F)	2,047,000	2,038,222
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	440,509	440,264
Ser. 04-RR, Class F5, 6s, 2039 (F)	1,000,000	736,227
Ser. 04-RR, Class F6, 6s, 2039 (F)	1,700,000	1,115,440
Ser. 07-HQ13, Class X1, IO, 0.824s, 2044	59,954,347	1,938,924
Ser. 05-HQ6, Class X1, IO, 0.119s, 2042	76,029,761	717,346
Ser. 05-HQ5, Class X1, IO, 0.107s, 2042	22,757,644	167,269
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.289s, 2035	4,328,075	4,301,070
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.26s, 2030	1,020,000	1,035,284
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
7.731s, 2035	456,584	437,919
Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	384,728	424,555
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.546s, 2042
(United Kingdom)	2,054,000	2,042,968
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A, 5.246s,
2033 (United Kingdom)	3,285,000	3,129,028
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A, 4.338s,
2033 (United Kingdom)	3,990,000	3,850,430
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	3,870,000	3,930,101
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	412,903
Ser. 00-C2, Class J, 6.22s, 2033 (F)	1,113,000	1,114,961

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 3.314s, 2037	$12,995,765	$1,053,690
IFB Ser. 06-A7CB, Class 1A6, IO, 2.174s, 2036	1,226,743	43,175
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	2,596,535	2,590,781
Saco I Trust FRB Ser. 05-10, Class 1A1, 3.636s, 2033	1,112,884	945,951
Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.824s, 2036	23,684,692	1,144,511
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	600,000	600,300
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	669,354
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	437,072
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	312,554
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-8, Class 1A3, 6.871s, 2034	13,433	13,610
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	10,566,045	10,695,163
FRB Ser. 05-18, Class 6A1, 5.247s, 2035	2,067,860	2,079,419
Ser. 05-9, Class AX, IO, 1.364s, 2035	22,670,326	531,347
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.215s, 2034	690,330	666,169
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 2.965s, 2037	48,100,822	3,596,427
Ser. 07-4, Class 1A4, IO, 1s, 2037	50,950,186	1,331,733
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	2,847,618	257,915
Ser. 07-RF1, Class 1A, IO, 0.936s, 2037	12,757,211	678,854
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	6,738,517	376,929
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	1,903,000	1,879,441
Ser. 04-C15, Class A4, 4.803s, 2041	3,055,000	2,993,755
Ser. 06-C28, Class XC, IO, 0.564s, 2048	23,370,025	552,000
Ser. 06-C29, IO, 0.529s, 2048	97,754,871	2,504,480
Ser. 07-C34, IO, 0.521s, 2046	24,036,923	617,509
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 7.536s, 2018	771,000	717,030
Ser. 03-C3, Class IOI, IO, 0.536s, 2035	16,068,751	465,415
Ser. 07-C31, IO, 0.435s, 2047	91,588,070	1,596,380
Ser. 06-C27, Class XC, IO, 0.073s, 2045	45,671,466	517,001
Ser. 06-C23, Class XC, IO, 0.066s, 2045	90,403,531	505,356
Ser. 06-C26, Class XC, IO, 0.054s, 2045	34,482,093	122,067
Washington Mutual Commercial Mortgage Securities Trust 144A
Ser. 07-SL2, Class X, IO, 0.852s, 2049	15,080,742	610,318
Ser. 06-SL1, Class X, IO, 0.938s, 2043	7,667,092	349,849
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	174,725
Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034	421,213	419,877
Ser. 07-2, Class CX, IO, 7s, 2037	943,441	152,488

COLLATERALIZED MORTGAGE OBLIGATIONS (23.4%)* continued

	Principal amount	Value

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1, Class B5,
7.189s, 2031 (Cayman Islands)	$1,305,000	$1,232,653
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.283s, 2036	2,633,836	2,631,749
Ser. 05-AR2, Class 2A1, 4.544s, 2035	1,331,103	1,327,660
Ser. 05-AR9, Class 1A2, 4.38s, 2035	1,715,676	1,710,735
Ser. 04-R, Class 2A1, 4.37s, 2034	1,322,163	1,315,868
Ser. 05-AR12, Class 2A5, 4.323s, 2035	21,411,000	21,362,491
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	44,983,000	284,649

Total collateralized mortgage obligations (cost $796,217,824)		$876,481,781

CORPORATE BONDS AND NOTES (9.0%)*

	Principal amount	Value

Basic Materials (0.2%)
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)	$310,000	$314,650
Dow Chemical Co. (The) Pass Through Trust 144A company
guaranty 4.027s, 2009	1,510,000	1,530,582
E.I. du Pont de Nemours & Co. sr. unsec. 5s, 2013	560,000	580,785
Georgia-Pacific Corp. debs. 9 1/2s, 2011	556,000	578,240
Georgia-Pacific Corp. notes 8 1/8s, 2011	635,000	635,000
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	470,000	476,756
Nucor Corp. sr. unsec. 5s, 2012	535,000	549,716
Potash Corp. of Saskatchewan notes 5 7/8s, 2036 (Canada)	785,000	738,328
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	1,080,000	1,044,900
Steel Dynamics, Inc. 144A sr. notes 7 3/8s, 2012	700,000	698,250
Vulcan Materials Co. sr. unsub. 5.6s, 2012	875,000	900,778
Westvaco Corp. unsec. notes 7 1/2s, 2027	175,000	178,150
Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	735,000	701,570
		8,927,705

Capital Goods (0.2%)
Caterpillar Financial Services Corp. sr. unsec. 4.85s, 2012 (S)	820,000	838,803
Caterpillar Financial Services Corp. sr. unsec. notes Ser. MTN,
5.85s, 2017	1,505,000	1,589,649
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015	595,000	590,538
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	435,000	423,038
Legrand SA debs. 8 1/2s, 2025 (France)	860,000	1,001,132
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	1,310,000	1,360,228
		5,803,388

Communication Services (1.2%)
American Tower Corp. 144A sr. notes 7s, 2017	1,250,000	1,237,500
Ameritech Capital Funding company guaranty 6 1/4s, 2009	200,000	207,794
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	1,139,000	1,429,865
AT&T, Inc. bonds 5 1/2s, 2018	245,000	245,820

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Communication Services continued
AT&T, Inc. sr. unsec. 6.3s, 2038 (S)	$3,645,000	$3,631,869
AT&T, Inc. sr. unsec. 4.95s, 2013	1,135,000	1,158,762
Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,800,000	2,064,022
British Telecommunications PLC sr. unsec. 5.15s, 2013
(United Kingdom)	1,875,000	1,916,588
Cox Communications, Inc. notes 7 1/8s, 2012	890,000	963,389
Cox Communications, Inc. 144A notes 5 7/8s, 2016 (S)	1,155,000	1,161,643
France Telecom notes 8 1/2s, 2031 (France)	180,000	229,331
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	600,000	559,714
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	2,655,000	2,342,206
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,025,000	1,068,785
Southwestern Bell Telephone debs. 7s, 2027	1,075,000	1,104,913
Sprint Capital Corp. company guaranty 6.9s, 2019	190,000	173,664
Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,965,000	1,648,619
TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,170,000	2,372,101
TCI Communications, Inc. debs. 9.8s, 2012	1,870,000	2,173,340
TCI Communications, Inc. debs. 7 7/8s, 2013	1,240,000	1,371,410
Telecom Italia Capital SA company guaranty 7.2s,
2036 (Luxembourg)	350,000	372,470
Telecom Italia Capital SA company guaranty 5 1/4s,
2015 (Luxembourg)	965,000	942,605
Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	515,000	517,325
Telecom Italia Capital SA company guaranty 4s,
2010 (Luxembourg)	60,000	59,426
Telefonica Emisones SAU company guaranty 7.045s, 2036 (Spain)	690,000	760,893
Telefonica Emisones SAU company guaranty 6.421s, 2016 (Spain)	270,000	288,179
Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	385,000	404,120
Telefonica Europe BV company guaranty 8 1/4s, 2030
(Netherlands)	595,000	729,485
Telus Corp. notes 8s, 2011 (Canada)	1,055,000	1,161,952
Time Warner Cable, Inc. company guaranty 6.55s, 2037	690,000	683,522
Time Warner Cable, Inc. company guaranty 5.85s, 2017	475,000	475,420
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	195,160
Time Warner, Inc. debs. 9.15s, 2023	340,000	406,056
Time Warner, Inc. debs. 9 1/8s, 2013	2,435,000	2,789,047
Verizon Communications, Inc. sr. unsec 5.55s, 2016	1,460,000	1,489,707
Verizon Communications, Inc. sr. unsec. bonds 5 1/2s, 2017	1,075,000	1,092,226
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,285,000	2,419,459
Verizon New Jersey, Inc. debs. 8s, 2022	770,000	884,144
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,173,980
Vodafone Group PLC unsec. notes 6.15s, 2037
(United Kingdom) (S)	1,550,000	1,512,676
		45,419,187

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Conglomerates (0.1%)
General Electric Co. sr. unsec. 5 1/4s, 2017	$720,000	$726,339
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	680,000	704,115
Textron, Inc. sr. unsec. 5.6s, 2017	1,400,000	1,445,440
		2,875,894

Consumer Cyclicals (0.4%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	565,000	541,079
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	660,000	600,600
DaimlerChrysler NA Holding Corp. company guaranty
7.2s, 2009	1,545,000	1,615,736
DaimlerChrysler NA Holding Corp. company guaranty
6 1/2s, 2013	565,000	605,985
DaimlerChrysler NA Holding Corp. notes Ser. MTN,
5 3/4s, 2011	1,730,000	1,799,257
Ford Motor Credit Co., LLC notes 6 3/8s, 2008	980,000	966,854
Harley-Davidson Funding Corp. company guaranty 5 1/4s, 2012	1,250,000	1,270,966
JC Penney Co., Inc. debs. 7.65s, 2016	110,000	117,511
JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	934,949
JC Penney Co., Inc. sr. notes 6 3/8s, 2036	555,000	489,983
Marriott International, Inc. notes 6 3/8s, 2017	926,000	945,895
Marriott International, Inc. sr. unsec. Ser. J, 5 5/8s, 2013	150,000	153,062
Office Depot, Inc. notes 6 1/4s, 2013	563,000	598,803
Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	660,430
Starwood Hotels & Resorts Worldwide, Inc. sr. unsec
6 1/4s, 2013	1,445,000	1,475,686
Target Corp. bonds 6 1/2s, 2037 (S)	1,705,000	1,673,964
VF Corp. sr. unsec. 5.95s, 2017	730,000	736,907
		15,187,667

Consumer Staples (0.8%)
Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,168,863
ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	2,750,000	2,999,783
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,045,000	1,131,571
CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	1,715,000	1,597,848
CVS Caremark, Corp. 144A pass-through certificates
6.117s, 2013	1,981,595	2,007,178
Delhaize Group sr. unsub. 6 1/2s, 2017 (Belgium)	565,000	577,409
Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	925,000	949,211
Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	395,000	406,043
Diageo PLC company guaranty 8s, 2022	760,000	923,924
Estee Lauder Cos., Inc. (The) sr. unsec. 6s, 2037	1,040,000	1,011,948
Estee Lauder Cos., Inc. (The) sr. unsec. 5.55s, 2017	280,000	286,289
General Mills, Inc. sr. unsub. 5.65s, 2012	1,470,000	1,527,052
Kellogg Co. sr. unsub. 5 1/8s, 2012	165,000	171,314
Kroger Co. company guaranty 6 3/4s, 2012	275,000	295,670
Kroger Co. company guaranty 6.4s, 2017	995,000	1,057,667

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Consumer Staples continued
McDonald’s Corp. sr. unsec. 6.3s, 2037	$860,000	$880,980
McDonald’s Corp. sr. unsec. 5.8s, 2017	435,000	461,121
News America Holdings, Inc. company guaranty 7 3/4s, 2024	1,045,000	1,163,752
News America Holdings, Inc. debs. 7 3/4s, 2045	1,955,000	2,108,575
PepsiCo, Inc. sr. unsec. 4.65s, 2013	845,000	879,855
Sara Lee Corp. notes 6 1/4s, 2011	865,000	920,815
Tesco PLC 144A notes 6.15s, 2037 (United Kingdom)	1,710,000	1,644,016
Viacom, Inc. sr. notes 5 3/4s, 2011	610,000	625,163
Walt Disney Co. (The) sr. unsec. 4.7s, 2012	2,115,000	2,162,478
Yum! Brands, Inc. sr. unsec. 6 7/8s, 2037	775,000	753,327
Yum! Brands, Inc. sr. unsec. 6 1/4s, 2018	660,000	680,418
		28,392,270

Energy (0.4%)
Anadarko Petroleum Corp. sr. notes 6.45s, 2036	730,000	744,839
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	355,000	364,850
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	1,010,000	1,042,825
Enterprise Products Operating LP company guaranty FRB
8 3/8s, 2066	1,945,000	1,943,683
Enterprise Products Operating LP company guaranty FRB
7.034s, 2068	55,000	48,859
EOG Resources, Inc. sr. unsec 5 7/8s, 2017	645,000	676,272
Forest Oil Corp. sr. notes 8s, 2011	610,000	632,875
Hess Corp. bonds 7 7/8s, 2029	1,160,000	1,383,459
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	238,700
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	641,875
Nexen, Inc. bonds 6.4s, 2037 (Canada)	595,000	575,701
Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	748,650
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	1,330,000	1,400,586
Sunoco, Inc. notes 4 7/8s, 2014	590,000	574,384
Tesoro Corp. company guaranty 6 1/2s, 2017 (S)	1,025,000	999,375
Valero Energy Corp. sr. notes 6 1/8s, 2017	160,000	164,373
Valero Energy Corp. sr. unsec. notes 7 1/2s, 2032	755,000	812,486
Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	245,000	253,895
Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	280,000	294,697
Weatherford International, Ltd. company guaranty 6 1/2s, 2036	855,000	850,597
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	455,000	459,398
		14,852,379

Financial (3.7%)
AGFC Capital Trust I company guaranty 6s, 2067	620,000	575,780
American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	2,465,000	2,556,799
American Express Co. sr. unsec. notes 6.15s, 2017	1,275,000	1,316,370
American International Group, Inc. jr. sub. bond 6 1/4s, 2037	2,075,000	1,834,745
Ameriprise Financial, Inc. jr. sub. FRN 7.518s, 2066	1,740,000	1,711,541
Amvescap PLC company guaranty 5 5/8s, 2012	520,000	516,432
Bank of New York Mellon Corp./The sr. unsec. 4.95s, 2012	600,000	615,158

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Financial continued
Barclays Bank PLC FRB 6.278s, 2049 (United Kingdom) (S)	$1,110,000	$959,129
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	1,715,000	1,774,946
Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017 (S)	1,590,000	1,531,249
Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	645,000	644,976
Bosphorus Financial Services, Ltd. 144A sec. sr. notes FRN
6.669s, 2012 (Cayman Islands)	2,378,000	2,358,305
Brandywine Operating Partnership LP sr. unsec. 5.7s, 2017 (R)	840,000	765,850
Camden Property Trust notes 5.7s, 2017 (R)	785,000	718,123
Capital One Capital III company guaranty 7.686s, 2036	1,790,000	1,354,869
Chubb Corp. (The) sr. notes 6s, 2037	670,000	630,033
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	3,330,000	2,369,578
CIT Group, Inc. sr. notes 5.4s, 2013	155,000	136,953
CIT Group, Inc. sr. notes 5s, 2015	170,000	139,029
CIT Group, Inc. sr. notes 5s, 2014 (S)	1,210,000	1,009,865
Citigroup, Inc. sub. notes 5s, 2014	4,045,000	3,937,613
CNA Financial Corp. unsec. notes 6 1/2s, 2016	730,000	745,842
CNA Financial Corp. unsec. notes 6s, 2011	730,000	755,090
Colonial Properties Trust notes 6 1/4s, 2014 (R)	730,000	690,263
Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s, 2049 (Guernsey)	1,416,000	1,299,367
Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	1,145,000	1,052,761
Developers Diversified Realty Corp. unsec. notes 5 3/8s, 2012 (R)	385,000	355,956
Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,250,000	1,249,711
Duke Realty LP sr. unsec 6 1/2s, 2018	1,445,000	1,396,331
Equity One, Inc. notes 5 3/8s, 2015 (R)	695,000	663,567
Erac USA Finance Co. 144A company guaranty 6 3/8s, 2017 R	1,120,000	1,102,033
ERP Operating LP notes 5 3/4s, 2017	840,000	773,804
Fleet Capital Trust V bank guaranty FRN 5.966s, 2028	935,000	909,019
Fund American Cos., Inc. notes 5 7/8s, 2013	1,370,000	1,421,106
GATX Financial Corp. notes 5.8s, 2016	560,000	539,401
General Electric Capital Corp. sr. unsec 5 5/8s, 2017	3,520,000	3,633,210
General Electric Capital Corp. sr. unsec. 5 7/8s, 2038	2,880,000	2,814,440
General Electric Capital Corp. sub. notes FRN 6 3/8s, 2067	1,420,000	1,476,259
GMAC LLC bonds 8s, 2031 (S)	845,000	700,301
GMAC LLC notes 7s, 2012	845,000	727,479
GMAC LLC unsub. notes FRN 6.119s, 2009	2,920,000	2,726,074
Goldman Sachs Group, Inc (The) sub. notes 6 3/4s, 2037	2,990,000	2,924,041
Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012 (S)	1,210,000	1,262,104
HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 (R)	1,015,000	943,822
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	385,000	363,270
Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 (R)	1,005,000	899,541
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	780,000	812,995
Hospitality Properties Trust sr. unsec. 6.7s, 2018 (R)	565,000	543,330
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	530,000	498,119
HRPT Properties Trust notes 6 1/4s, 2016 (R)	525,000	497,636
HSBC Finance Capital Trust IX FRN 5.911s, 2035	3,300,000	3,069,855
HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom) (S)	3,555,000	3,481,525
ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	2,560,000	2,439,120
iStar Financial, Inc. sr. unsec. notes 5 7/8s, 2016 (R)	1,630,000	1,340,158

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Financial continued
JPMorgan Chase & Co. sr. notes 6s, 2018 ##	$2,665,000	$2,765,742
JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	1,996,000	1,923,691
JPMorgan Chase Capital XXV bonds 6.8s, 2037	780,000	737,162
Kimco Realty Corp. sr. sub. notes 5.7s, 2017 (R)	600,000	563,220
Lehman Brothers Holdings, Inc. sr. unsec. notes 5 5/8s, 2013	925,000	939,619
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. I, 6.2s, 2014	1,660,000	1,708,402
Lehman Brothers Holdings, Inc. sub. notes 6 3/4s, 2017	3,295,000	3,415,765
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017	160,000	156,610
Liberty Mutual Insurance 144A notes 7.697s, 2097	2,160,000	2,029,679
Lincoln National Corp. FRB 7s, 2066	787,000	782,696
Lincoln National Corp. sr. unsec. 6.3s, 2037	480,000	459,787
Loews Corp. notes 5 1/4s, 2016	510,000	510,303
Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	1,620,000	1,705,980
Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	980,000	983,471
Merrill Lynch & Co., Inc. notes 5.45s, 2013	2,775,000	2,776,343
MetLife Capital Trust IV jr. sub. debs. 7 7/8s, 2067	6,400,000	6,314,342
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	491,447
Nationwide Health Properties, Inc. notes 6 1/2s, 2011 (R)	650,000	689,734
Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 (R)	1,130,000	1,148,874
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	375,000	448,732
NB Capital Trust IV company guaranty 8 1/4s, 2027 (S)	5,540,000	5,764,453
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	505,000	343,400
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,240,000	1,324,879
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	905,000	839,746
Prudential Financial, Inc. notes Ser. MTN, 6s, 2017	845,000	864,465
Prudential Holdings LLC 144A bonds 8.695s, 2023	1,510,000	1,868,353
RBS Capital Trust IV company guaranty FRN 5.63s, 2049	1,290,000	1,100,668
Regency Centers LP sr. unsec. 5 7/8s, 2017	650,000	626,576
Rouse Co LP/TRC Co-Issuer Inc. 144A sr. notes 6 3/4s, 2013 (R)	695,000	658,405
Rouse Co. (The) notes 7.2s, 2012 (R)	645,000	617,979
Royal Bank of Scotland Group PLC FRB 7.648s, 2049
(United Kingdom)	400,000	415,314
Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)	700,000	723,808
Simon Property Group LP unsub. bonds 5 3/4s, 2015 (R)	371,000	354,987
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	1,285,000	1,183,157
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	730,000	715,017
Swiss Re Capital I LP 144A FRN 6.854s, 2049 (United Kingdom)	850,000	844,300
Travelers Cos., Inc. (The) sr. unsec. notes 6 1/4s, 2037	730,000	717,862
Tyco Electronics Group S company guaranty 6s, 2012
(Luxembourg)	1,150,000	1,202,797
UBS AG/Jersey Branch FRN 7.926s, 2008 (Jersey)	3,020,000	3,065,300
Unitrin, Inc. sr. notes 6s, 2017	740,000	727,691
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	2,310,000	2,359,824
Wachovia Corp. notes 5 3/4s, 2018	415,000	411,288
Washington Mutual Bank/Henderson NV sub. notes Ser. BKNT,
5.95s, 2013	1,030,000	939,318
Wells Fargo & Co. sr.not 4 3/8s, 2013	2,120,000	2,119,430

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Financial continued
Westfield Group sr. notes 5.7s, 2016 (Australia)	$875,000	$827,690
Westpac Capital Trust III 144A sub. notes FRN 5.819s,
2049 (Australia)	1,010,000	968,136
Willis Group North America, Inc. company guaranty 6.2s, 2017	605,000	615,921
ZFS Finance USA Trust I 144A bonds FRB 6 1/2s, 2037	2,130,000	2,011,023
		136,328,259

Health Care (0.3%)
Aetna, Inc. sr. unsec. 6 3/4s, 2037	5,050,000	5,084,103
AstraZeneca PLC sr. unsub. 5.9s, 2017 (United Kingdom)	1,805,000	1,911,273
Bayer Corp. 144A FRB 6.2s, 2008	845,000	845,549
Covidien International Finance SA 144A company guaranty 6.55s,
2037 (Luxembourg)	505,000	514,606
Covidien International Finance SA 144A company guaranty 6s,
2017 (Luxembourg)	585,000	616,165
Hospira, Inc. sr. notes 6.05s, 2017	560,000	578,211
Hospira, Inc. sr. notes 5.55s, 2012	785,000	817,061
UnitedHealth Group, Inc. 144A bonds 5 1/2s, 2012	755,000	782,814
Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 (R)	470,000	472,350
		11,622,132

Technology (0.2%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	760,000	807,758
Avnet, Inc. notes 6s, 2015	765,000	778,200
Fiserv, Inc. company guaranty 6.8s, 2017	760,000	798,123
Fiserv, Inc. company guaranty 6 1/8s, 2012	760,000	790,714
IBM Corp. sr. unsec 5.7s, 2017	1,820,000	1,910,571
Motorola, Inc. sr. unsec. 6 5/8s, 2037	1,160,000	1,017,124
Motorola, Inc. sr. unsec. 6s, 2017	530,000	507,805
Xerox Corp. sr. notes 6.4s, 2016	1,030,000	1,060,332
		7,670,627

Transportation (0.2%)
American Airlines, Inc. pass-through certificates Ser. 01-1,
6.817s, 2011	100,000	95,250
American Airlines, Inc. pass-through certificates Ser. 01-2,
7.858s, 2011	525,000	540,750
Continental Airlines, Inc. pass-through certificates Ser. 98-3,
6.32s, 2008	2,895,000	2,880,525
Delta Air Lines, Inc. 144A collateralized 6.821s, 2022	925,000	878,750
Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	1,545,189	1,552,915
Southwest Airlines Co. pass-through certificates 6.15s, 2022	860,000	889,401
Union Pacific Corp. sr. unsub. 5 3/4s, 2017	750,000	756,062
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	613,954
United AirLines, Inc. pass-through certificates 6.636s, 2022	695,564	655,569
		8,863,176

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Utilities & Power (1.3%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$905,000	$932,898
American Water Capital Corp. 144A bonds 6.593s, 2037	455,000	451,608
American Water Capital Corp. 144A bonds 6.085s, 2017	510,000	522,898
Appalachian Power Co. sr. notes 5.8s, 2035	510,000	467,313
Arizona Public Services Co. notes 6 1/2s, 2012	1,040,000	1,104,371
Atmos Energy Corp. sr. unsub. 6.35s, 2017	905,000	931,530
Beaver Valley II Funding debs. 9s, 2017	1,436,000	1,543,700
Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	1,950,000	1,967,831
Bruce Mansfield Unit pass-through certificates 6.85s, 2034	2,390,000	2,635,567
CenterPoint Energy Houston Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	110,000	112,571
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,060,000	1,151,573
CenterPoint Energy Resources Corp. sr. unsec. 6 1/8s, 2017	480,000	493,601
CMS Energy Corp. unsub. notes 6.55s, 2017	50,000	48,813
Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	286,322
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	1,145,000	1,068,987
Consolidated Natural Gas Co. sr. notes 5s, 2014	530,000	521,373
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	975,000	999,834
Dominion Resources, Inc. jr. sub. notes FRN 6.3s, 2066	3,085,000	2,929,936
Duke Energy Carolinas LLC 1st mtge. 6s, 2038	605,000	611,555
El Paso Natural Gas Co. sr. unsec. 5.95s, 2017	120,000	120,527
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	985,000	957,201
Florida Power Corp. 1st mtge. 6.35s, 2037	1,040,000	1,097,214
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	515,000	547,192
Indiantown Cogeneration LP 1st mtge. Ser. A-10, 9.77s, 2020	775,000	887,088
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	280,000	285,600
ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,090,000	1,085,451
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	365,209
Kansas Gas & Electric bonds 5.647s, 2021	388,342	395,849
Kinder Morgan, Inc. notes 6s, 2017	545,000	551,048
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	685,000	676,438
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	2,345,000	2,330,133
MidAmerican Energy Holdings Co. sr. unsec. 6 1/2s, 2037	380,000	392,605
National Fuel Gas Co. notes 5 1/4s, 2013	545,000	555,730
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	525,000	528,513
Northwestern Corp. sec. notes 5 7/8s, 2014	1,090,000	1,092,226
Oncor Electric Delivery Co. debs. 7s, 2022	675,000	693,480
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	820,000	863,777
Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	775,000	746,013
Pacific Gas & Electric Co. unsec. bonds 4.2s, 2011	95,000	95,380
PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	520,000	537,718
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,085,000	1,134,654
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	856,129	907,068
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	640,000	635,385
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009	375,000	389,883
Public Service Co. of New Mexico sr. notes 4.4s, 2008	570,000	570,058
Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	1,185,000	1,106,757
Sierra Pacific Power Co. general ref. mtge. Ser. P, 6 3/4s, 2037 (S)	1,760,000	1,807,383
Southern California Edison Co. 1st mtge. Ser. 06-E, 5.55s, 2037	895,000	845,584

CORPORATE BONDS AND NOTES (9.0%)* continued

	Principal amount	Value

Utilities & Power continued
Southern California Edison Co. notes 6.65s, 2029	$1,030,000	$1,087,611
Southern Natural Gas. Co. 144A notes 5.9s, 2017	460,000	460,298
Spectra Energy Capital, LLC sr. notes 8s, 2019	780,000	902,997
Teco Finance, Inc. unsub. notes 7.2s, 2011	1,070,000	1,157,509
TEPPCO Partners LP company guaranty FRB 7s, 2067	595,000	525,674
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	665,000	685,393
TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s, 2067 (Canada)	520,000	484,203
TransCanada Pipelines, Ltd. sr. unsec. 6.2s, 2037 (Canada)	890,000	882,499
West Penn Power Co. 1st mtge. 5.95s, 2017	995,000	1,018,036
Westar Energy, Inc. 1st mtge. 5.15s, 2017	75,000	73,757
Westar Energy, Inc. 1st mtge. 5.1s, 2020	800,000	772,386
		49,033,808

Total corporate bonds and notes (cost $338,428,389)		$334,976,492

ASSET-BACKED SECURITIES (5.1%)*

	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 4.066s, 2035	$349,000	$282,690
FRB Ser. 05-4, Class A2C, 3.586s, 2035	302,000	275,243
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 3.526s, 2036	759,000	538,890
FRB Ser. 06-HE3, Class A2C, 3.526s, 2036	1,021,000	880,689
Advanta Business Card Master Trust FRB Ser. 04-C1, Class C,
4.984s, 2013	210,000	193,425
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	70,213	22
Ser. 04-6N, Class Note, 4 3/4s, 2035	59,595	19
AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 5.275s, 2029	2,387,862	2,394,726
American Express Credit Account Master Trust 144A Ser. 04-C,
Class C, 4.736s, 2012	2,781,117	2,745,483
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 5.876s, 2036	902,000	90,200
FRB Ser. 03-8, Class M2, 5.126s, 2033	535,151	133,788
AMP CMBS 144A FRB Ser. 06-1A, Class A, 5.741s, 2047
(Cayman Islands) (F)	1,910,000	1,243,421
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,267,421
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	1,020,144
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 6.785s, 2033	59,215	10,659
FRB Ser. 06-W4, Class A2C, 3.536s, 2036	1,813,000	1,504,790
Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 4.376s, 2033	551,000	429,780
FRB Ser. 05-WMC1, Class M1, 3.816s, 2035	564,000	487,860
Asset Backed Funding Corp. NIM Trust 144A FRB Ser. 05-OPT1,
Class B1, 5.876s, 2035	407,000	147,448

ASSET-BACKED SECURITIES (5.1%)* continued

	Principal amount	Value

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 3.566s, 2036	$483,917	$442,371
FRB Ser. 06-HE4, Class A5, 3.536s, 2036	1,346,000	1,084,868
FRB Ser. 06-HE7, Class A4, 3.516s, 2036	529,000	444,857
Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
4.634s, 2033	866,373	840,382
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5.266s, 2011 (F)	210,000	208,568
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	420,000	404,641
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 5.355s, 2039	4,211,489	4,074,519
FRB Ser. 04-D, Class A, 3.675s, 2044	1,297,362	1,128,705
Bayview Financial Acquisition Trust 144A FRN Ser. 04-B,
Class M2, 5.185s, 2039	200,000	185,485
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 4.726s, 2038	753,423	693,150
FRB Ser. 03-SSRA, Class A, 4.076s, 2038	635,459	611,947
FRB Ser. 04-SSRA, Class A1, 3.976s, 2039	840,075	806,472
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 5.376s, 2035	698,000	70,673
FRB Ser. 06-PC1, Class M9, 5.126s, 2035	414,000	58,478
FRB Ser. 05-HE1, Class M3, 4.306s, 2035	489,000	371,640
FRB Ser. 03-3, Class A2, 3.966s, 2043	2,095,155	1,919,358
FRB Ser. 03-1, Class A1, 3.876s, 2042	518,761	480,259
FRB Ser. 05-3, Class A1, 3.826s, 2035	490,254	422,099
Bear Stearns Asset Backed Securities, Inc. 144A FRB Ser. 06-HE2,
Class M10, 5.626s, 2036	251,000	35,454
Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	507,207
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,445,042
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	93,746	92,569
Chase Credit Card Master Trust FRB Ser. 03-3, Class C,
5.316s, 2010	1,730,000	1,721,068
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034	23,074	21,228
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-OPT1, Class M1,
3.796s, 2035	359,000	281,068
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	5,849,966	572,805
Ser. 00-4, Class A6, 8.31s, 2032	8,211,545	6,815,582
Ser. 00-5, Class A6, 7.96s, 2032	3,727,000	3,185,750
Ser. 02-1, Class M1F, 7.954s, 2033	1,004,000	990,457
Ser. 01-4, Class A4, 7.36s, 2033	4,996,199	5,175,433
Ser. 00-6, Class A5, 7.27s, 2031	1,007,776	962,075
Ser. 01-1, Class A5, 6.99s, 2032	6,653,163	6,496,813
Ser. 01-3, Class A4, 6.91s, 2033	7,266,471	7,168,439
Ser. 02-1, Class A, 6.681s, 2033	5,556,480	5,851,877

ASSET-BACKED SECURITIES (5.1%)* continued

	Principal amount	Value

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.896s, 2035	$332,000	$282,200
FRB Ser. 04-6, Class 2A5, 3.766s, 2034	888,046	754,839
FRB Ser. 05-14, Class 3A2, 3.616s, 2036	227,982	213,913
Countrywide Asset Backed NIM Certificates 144A
Ser. 04-BC1N, Class Note, 5 1/2s, 2035 (F)	833	167
Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	287,351
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	1,617,000	1,245,090
CS First Boston Mortgage Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	170,790	93,934
DB Master Finance, LLC 144A Ser. 06-1, Class M1, 8.285s, 2031	373,000	365,204
Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
4.046s, 2035	201,000	152,760
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1, Class M3,
3.916s, 2035	700,000	632,258
Finance America NIM Trust 144A Ser. 04-1, Class A, 5 1/4s,
2034 (In default) †	78,556	102
First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 3.526s, 2036	1,203,000	1,015,837
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	305,828	296,653
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 6.174s, 2038
(Cayman Islands)	616,000	160,160
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1, 5.491s, 2015
(Cayman Islands)	2,000,000	1,949,600
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.706s, 2036	1,688,000	1,418,629
FRB Ser. 06-2, Class 2A3, 3.546s, 2036	3,141,000	2,585,985
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034 (In default) †	201,495	504
Ser. 04-3, Class A, 4 1/2s, 2034 (In default) †	5,626	28
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 5.376s, 2037
(Cayman Islands)	308,000	279,695
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 4.676s, 2019	1,680,000	1,438,080
Ser. 04-1A, Class B, 4.226s, 2018	73,747	72,744
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1, 8.22s, 2012	1,962,000	1,899,699
GEBL 144A
Ser. 04-2, Class D, 6.986s, 2032	597,645	418,351
Ser. 04-2, Class C, 5.086s, 2032	223,935	167,951
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	512,386	489,049
Ser. 99-5, Class A5, 7.86s, 2030	15,340,053	13,806,047
Ser. 97-2, Class A7, 7.62s, 2028	335,450	365,277
Ser. 97-4, Class A7, 7.36s, 2029	517,806	527,268
Ser. 95-8, Class B1, 7.3s, 2026	362,579	337,686
Ser. 96-10, Class M1, 7.24s, 2028	972,000	903,960
Ser. 97-3, Class A5, 7.14s, 2028	441,569	458,763
Ser. 98-4, Class A7, 6.87s, 2030	308,565	315,074

ASSET-BACKED SECURITIES (5.1%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 97-7, Class A8, 6.86s, 2029	$344,432	$344,162
Ser. 99-3, Class A6, 6 1/2s, 2031	642,939	623,651
Ser. 98-6, Class A7, 6.45s, 2030	456,408	465,044
Ser. 99-2, Class A7, 6.44s, 2030	1,171,720	1,151,306
Ser. 99-1, Class A6, 6.37s, 2025	1,023,000	1,017,885
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	3,941,138	3,733,802
Ser. 99-5, Class M1A, 8.3s, 2026	488,000	368,811
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,156,849	1,157,843
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 3.526s, 2036	4,677,000	3,454,858
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.926s, 2030 (Cayman Islands)	1,141,000	829,279
FRB Ser. 05-1A, Class D, 4.906s, 2030 (Cayman Islands)	502,743	402,194
High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
5.378s, 2036 (Cayman Islands)	1,600,695	1,280,556
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 3.706s, 2036	848,000	636,000
Hyundai Auto Receivables Trust Ser. 04-A, Class D, 4.1s, 2011	192,235	191,851
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 5.626s, 2035	645,000	64,500
FRB Ser. 06-FRE1, Class A4, 3.666s, 2035	716,000	623,794
Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.807s, 2028	15,807,329	197,908
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	12,492,497	12,715,026
FRB Ser. 07-6, Class 2A1, 3.586s, 2037	9,292,124	8,182,831
IFB Ser. 07-3, Class 4B, IO, 3.314s, 2037	4,697,647	412,100
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 6.903s, 2036 (Cayman Islands)	2,585,000	1,982,372
FRB Ser. 02-1A, Class FFL, 6.524s, 2037 (Cayman Islands)	5,220,000	3,559,518
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.996s, 2035	558,000	334,800
FRB Ser. 06-4, Class 2A4, 3.636s, 2036	813,000	522,285
FRB Ser. 06-1, Class 2A3, 3.566s, 2036	1,433,000	1,289,700
Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 6.626s, 2032	4,059,503	3,085,222
FRB Ser. 02-A, Class M2, 5.626s, 2032	278,000	259,876
Ser. 02-A IO, 0.3s, 2032	129,597,686	1,334,506
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	97,376	97,377
Ser. 04-2A, Class D, 5.389s, 2026	90,403	92,754
Ser. 04-2A, Class C, 4.741s, 2026	83,170	85,542
FRB Ser. 02-1A, Class A1, 4.659s, 2024	850,770	820,077
MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2,
Class A4, 3.526s, 2036	424,000	339,662
MBNA Credit Card Master Note Trust FRB Ser. 03-C5, Class C5,
5.416s, 2010	1,730,000	1,724,224

ASSET-BACKED SECURITIES (5.1%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	$12,636	$10,875
Ser. 04-WM3N, Class N1, 4 1/2s, 2035 (In default) †	44,508	10,682
Ser. 04-WM1N, Class N1, 4 1/2s, 2034 (In default) †	1,921	5
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	345,824	316,828
Ser. 10, Class B, 7.54s, 2036	644,720	544,458
Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 4.056s, 2035	349,000	191,950
FRB Ser. 05-HE1, Class M3, 3.896s, 2034	349,000	282,690
FRB Ser. 06-NC4, Class M2, 3.676s, 2036	489,000	254,280
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
5.244s, 2039 (Cayman Islands)	544,000	440,912
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1, 5.359s,
2015 (Cayman Islands)	500,282	489,926
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	398,451	382,001
Ser. 04-B, Class C, 3.93s, 2012	163,691	152,282
New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 5.426s, 2033	34,109	9,892
Ser. 03-5, Class AI7, 5.15s, 2033	1,594,618	1,519,448
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.536s, 2036	1,010,000	879,932
FRB Ser. 06-2, Class A2C, 3.526s, 2036	1,010,000	842,516
Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	78,277	74,459
Ser. 01-D, Class A3, 5.9s, 2022	157,661	127,434
Ser. 02-C, Class A1, 5.41s, 2032	3,775,932	3,420,069
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	552,863	489,286
Ser. 01-B, Class A3, 6.535s, 2023	160,048	149,742
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.179s, 2018 (Ireland)	623,000	573,160
FRB Ser. 05-A, Class D, 6.379s, 2012 (Ireland)	696,000	577,680
Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
5.876s, 2035	216,000	43,200
Origen Manufactured Housing Ser. 04-B, Class A2, 3.79s, 2017	190,169	190,258
Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 4.206s, 2036	227,000	160,035
FRB Ser. 04-WHQ2, Class A3A, 3.726s, 2035	206,128	170,140
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1, Class M10,
5.876s, 2034	203,191	20,319
People’s Choice Net Interest Margin Note 144A Ser. 04-2,
Class B, 5s, 2034 (In default) †	19,925	199
People’s Financial Realty Mortgage Securities Trust FRB Ser. 06-1,
Class 1A2, 3.506s, 2036	1,587,000	1,456,674
Permanent Financing PLC FRB Ser. 3, Class 3C, 6.296s, 2042
(United Kingdom)	1,300,000	1,282,124

ASSET-BACKED SECURITIES (5.1%)* continued

	Principal amount	Value

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.941s, 2011 (United Kingdom)	$657,000	$604,189
FRB Ser. 04-2A, Class C, 5.871s, 2011 (United Kingdom)	912,000	824,355
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.566s, 2036	1,724,000	1,607,201
FRB Ser. 07-RZ1, Class A2, 3.536s, 2037	1,562,000	1,340,203
Residential Asset Securities Corp. FRB Ser. 05-EMX1, Class M2,
4.106s, 2035	793,000	559,065
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 6.126s, 2035	1,165,000	116,500
Ser. 04-NT, Class Note, 4 1/2s, 2034	76,375	19,094
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands) (In default) †	22,036	22
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)
(In default) †	133,867	4,016
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)
(In default) †	214,965	22
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands) (In default) †	8,252	165
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands) (In default) †	48,411	145
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands) (In default) †	65,758	66
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands) (In default) †	12,564	126
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands) (In default) †	19,639	39
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 4.026s, 2035	349,000	179,735
FRB Ser. 07-NC2, Class A2B, 3.516s, 2037	1,468,000	1,247,800
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 3.586s, 2036	1,718,000	1,256,236
FRB Ser. 06-FRE1, Class A2B, 3.556s, 2036	807,000	632,577
Sharps SP I, LLC Net Interest Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034 (Cayman Islands) (In default) †	144,254	—
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.546s, 2036	814,000	704,712
FRB Ser. 06-3, Class A3, 3.536s, 2036	4,702,000	3,881,362
Soundview Home Equity Loan Trust 144A FRB Ser. 05-CTX1,
Class B1, 5.876s, 2035	466,000	116,500
South Coast Funding 144A FRB Ser. 3A, Class A2, 6.087s, 2038
(Cayman Islands)	470,000	70,500
Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 3.636s, 2036	814,000	513,075
Structured Asset Investment Loan Trust 144A FRB Ser. 05-HE3,
Class M11, 5.831s, 2035	974,000	48,700
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.87s, 2015	5,223,336	5,092,752
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	1,698,000	1,318,446
Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
3.696s, 2037	359,000	212,900

ASSET-BACKED SECURITIES (5.1%)* continued

		Principal amount	Value

WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012		$219,269	$217,076
Ser. 04-3, Class D, 4.07s, 2012		115,680	115,544
Ser. 04-4, Class D, 3.58s, 2012 (F)		56,793	56,382
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 4.231s, 2044 (United Kingdom)		847,536	678,029

Total asset-backed securities (cost $215,144,881)			$192,015,201

PURCHASED OPTIONS OUTSTANDING (1.6%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right to
receive a fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	$117,731,000	$8,089,297
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	117,731,000	7,999,821
Option on an interest rate swap with Goldman
Sachs International for the right to receive
a fixed rate of 5.355% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	117,731,000	7,999,821
Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	117,731,000	2,783,161
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right to
pay a fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	117,731,000	2,738,423
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.34% versus the three month
USD-LIBOR-BBA maturing on
February 15, 2018.	Feb-08/5.34	17,320,000	1,531,261
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.34% versus the three month
USD-LIBOR-BBA maturing on
February 15, 2018.	Feb-08/5.34	17,320,000	2

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$117,731,000	$2,783,161
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right to
receive a fixed rate of 4.405% versus the three
month USD-LIBOR-BBA maturing on
April 16, 2018.	Apr-08/4.405	15,365,000	359,848
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right to
pay a fixed rate of 4.405% versus the three
month USD-LIBOR-BBA maturing
April 16, 2018.	Apr-08/4.405	15,365,000	231,243
Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2013.	Apr-08/4.965	184,000,000	11,477,920
Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.325% versus the three month
USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	54,984,000	3,936,305
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	3,904,964
Option on an interest rate swap with
Deutschbank for the right to receive a fixed
rate of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	43,245,000	3,237,321
Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.1975% versus the three month
USD-LIBOR-BBA maturing on May 14, 2018.	May-08/5.198	21,602,000	1,593,148
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	847,303
Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.325% versus the three month
USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	54,984,000	835,757

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with
Deutschbank for the right to pay a fixed rate
of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385		$43,245,000	$620,566
Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2013.	Apr-08/4.965		184,000,000	73,600
Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.1975% versus the three month
USD-LIBOR-BBA maturing on May 14, 2018.	May-08/5.198		21,602,000	52,709

Total purchased options outstanding (cost $41,007,938)				$61,095,631

CONVERTIBLE PREFERRED STOCKS (0.2%)* (cost $5,194,500)

			Shares	Value

Citigroup, Inc. Ser. T, $3.25 cv. pfd.			103,890	$5,649,019

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $4,519,000)

			Principal amount	Value

Ford Motor Co. cv. sr. notes 4 1/4s, 2036			$4,519,000	$4,513,351

MUNICIPAL BONDS AND NOTES (0.1%)*

	Rating**		Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	Baa3		$1,005,000	$977,322
Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	Baa3		1,460,000	1,440,246

Total municipal bonds and notes (cost $2,464,892)				$2,417,568

WARRANTS (—%)* † (cost $0)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	29,195	$833,809

SHORT-TERM INVESTMENTS (9.8%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25% and due
dates ranging from February 1, 2008 to March 24, 2008 (d)	$ 249,482,667	$249,122,924
Putnam Prime Money Market Fund (e)	117,426,556	117,426,556

Total short-term investments (cost $366,549,480)		$366,549,480

TOTAL INVESTMENTS

Total investments (cost $5,293,040,600)		$5,474,415,857

   * Percentages indicated are based on net assets of $3,739,059,379.

 ** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

  † Non-income-producing security.

  # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2008.

## Forward commitments, in part or in entirety (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

At January 31, 2008, liquid assets totaling $1,526,007,108 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2008.

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,659	$402,701,513	Mar-08	$ 8,103,851
Euro-Dollar 90 day (Long)	817	197,908,038	Sep-09	3,399,666
Euro-Dollar 90 day (Short)	1,808	440,745,200	Jun-08	(10,119,630)
Euro-Dollar 90 day (Short)	3,138	765,318,975	Sep-08	(17,431,173)
S&P 500 Index E-Mini (Long)	3,548	244,723,300	Mar-08	9,627,049
U.S. Treasury Bond 20 yr (Long)	916	109,290,250	Mar-08	2,257,263

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Short)	4,378	$933,471,688	Mar-08	$ (8,952,026)
U.S. Treasury Note 5 yr (Short)	2,725	307,925,000	Mar-08	(1,837,138)
U.S. Treasury Note 10 yr (Long)	5,992	699,378,750	Mar-08	14,367,781

Total				$ (584,357)

WRITTEN OPTIONS OUTSTANDING at 1/31/08 (premiums received $23,677,401) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.95% versus the three month
USD-LIBOR-BBA maturing June 16, 2018.	$204,503,000	Jun-08/5.95	$ 94,071
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.95% versus the three month
USD-LIBOR-BBA maturing June 16, 2018.	204,503,000	Jun-08/5.95	26,691,732
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.31% versus the three month
USD-LIBOR-BBA maturing on August 29, 2018.	130,817,000	Aug-08/5.31	10,225,965
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.31% versus the three month
USD-LIBOR-BBA maturing on August 29, 2018.	130,817,000	Aug-08/5.31	743,041
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	92,650,000	Dec-08/5.00	5,180,062
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	92,650,000	Dec-08/5.00	1,574,124
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	20,548,000	May-12/5.51	1,262,477
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	20,548,000	May-12/5.51	923,865
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	10,274,000	May-12/5.515	628,152

WRITTEN OPTIONS OUTSTANDING at 1/31/08 (premiums received $23,677,401) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	$ 10,274,000	May-12/5.515	$ 450,001
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	4,109,500	May-12/5.52	251,543
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	4,109,500	May-12/5.52	186,890

Total			$48,211,923

TBA SALE COMMITMENTS OUTSTANDING at 1/31/08 (proceeds receivable $685,572,578) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, February 1, 2038	$ 66,000,000	2/12/08	$ 68,459,530
FNMA, 5 1/2s, March 1, 2038	4,000,000	3/12/08	4,044,375
FNMA, 5 1/2s, February 1, 2038	600,000,000	2/12/08	607,734,360
FNMA, 5s, February 1, 2038	7,000,000	2/12/08	6,966,118

Total			$687,204,383

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$102,075,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$ (1,756,140)

4,636,000	10/3/16	5.1563%	3 month USD-LIBOR-BBA	(402,933)

3,720,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	(91,963)

84,900,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(3,869,860)

20,610,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	(735,165)

53,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(3,914,668)

3,070,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	(87,995)

7,440,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	(221,112)

700,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	31,023

87,100,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	1,845,693

970,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	39,093

82,772,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	5,439,276

Bear Stearns Bank plc
63,600,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(4,858,968)

Citibank, N.A.
2,700,000	11/9/17	3 month USD-LIBOR-BBA	5.07641%	182,165

9,733,000	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(227,938)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
$ 51,736,000	12/24/09	3 month USD-LIBOR-BBA	3.8675%	$ 794,365

56,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(2,267,593)

4,380,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(438,840)

41,870,000	11/23/17	4.885%	3 month USD-LIBOR-BBA	(2,111,748)

10,114,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(620,909)

90,203,000	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(6,132,200)

87,779,000	11/9/09	4.387%	3 month USD-LIBOR-BBA	(2,225,025)

Credit Suisse First Boston International
6,600,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	(111,880)

Credit Suisse International
3,843,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	348,127

80,000,000	1/9/09	3 month USD-LIBOR-BBA	5.145%	1,564,129

6,762,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(561,025)

3,922,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(307,620)

7,071,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	689,687

Deutsche Bank AG
11,100,000	11/7/17	3 month USD-LIBOR-BBA	5.056%	732,950

16,169,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	1,577,082

Goldman Sachs International
205,784,000	1/16/18	5.790%	3 month USD-LIBOR-BBA	(25,673,669)

158,394,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,719,359)

22,090,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	1,301,359

18,233,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	1,226,800

13,380,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(1,309,726)

4,968,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(531,086)

17,771,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	1,506,015

4,331,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(436,926)

55,949,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(1,399,867)

36,385,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	2,477,123

161,722,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,893,482)

35,081,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	2,141,061

30,314,000	9/21/17	5.149%	3 month USD-LIBOR-BBA	(2,555,327)

108,912,400	9/21/09	3 month USD-LIBOR-BBA	4.60%	4,073,626

7,071,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(546,460)

14,495,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	(1,046,774)

34,600,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(1,288,161)

1,990,000	11/9/17	3 month USD-LIBOR-BBA	5.08%	134,875

3,930,000	11/9/17	3 month USD-LIBOR-BBA	5.071%	263,412

12,500,000	10/1/17	3 month USD-LIBOR-BBA	5.253%	1,164,867

72,398,100	9/19/09	3 month USD-LIBOR-BBA	4.763%	2,953,483

JPMorgan Chase Bank, N.A.
167,546,000	1/31/18	3 month USD-LIBOR-BBA	4.25%	(146,110)

9,733,000	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(260,112)

7,412,000	1/24/18	4.175%	3 month USD-LIBOR-BBA	60,810

7,412,000	1/24/18	4.1625%	3 month USD-LIBOR-BBA	68,463

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 5,559,000	1/24/18	4.135%	3 month USD-LIBOR-BBA	$ 63,996

72,119,000	1/18/18	4.27625%	3 month USD-LIBOR-BBA	8,827

57,843,000	12/11/17	3 month USD-LIBOR-BBA	4.65%	1,721,470

17,930,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	(619,832)

36,282,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	2,493,327

5,472,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(362,211)

94,000,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	9,109,661

81,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	9,543,284

170,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	2,365,876

156,100,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	4,125,289

9,442,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	767,452

37,105,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(822,559)

40,500,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(3,612,421)

4,639,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(450,908)

89,553,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	8,610,841

20,829,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	1,748,036

61,990,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(5,151,438)

4,470,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	(109,596)

10,430,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	577,565

44,550,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(3,605,436)

63,370,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	1,188,568

183,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(11,180,901)

65,346,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	6,139,931

161,308,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,894,118)

126,500,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	8,157,973

57,486,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(4,999,349)

47,810,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	(3,441,240)

65,551,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(1,621,296)

179,500,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	15,545,346

6,980,000	11/7/17	3 month USD-LIBOR-BBA	5.05771%	461,905

1,775,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(113,385)

32,041,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(3,121,025)

8,923,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(848,869)

5,900,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	672,743

76,820,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	1,872,624

90,203,000	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(6,184,152)

87,779,000	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(2,242,924)

10,596,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(967,828)

61,200,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	7,121,518

30,314,000	9/21/17	5.15%	3 month USD-LIBOR-BBA	(2,557,862)

108,912,400	9/21/09	3 month USD-LIBOR-BBA	4.6125%	4,100,325

Lehman Brothers Special Financing, Inc.
51,736,000	12/24/09	3 month USD-LIBOR-BBA	3.84625%	773,058

40,788,000	12/11/17	3 month USD-LIBOR-BBA	4.839%	1,854,446

60,099,000	1/18/18	4.2925%	3 month USD-LIBOR-BBA	(73,529)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 40,000	1/16/18	4.375%	3 month USD-LIBOR-BBA	$ (315)

150,213,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(13,331,362)

267,010,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(32,485,883)

153,985,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	4,177,741

91,930,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(6,232,150)

111,090,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(9,033,797)

18,884,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(1,898,483)

135,710,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(13,573,662)

18,884,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	1,902,200

46,981,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	1,371,705

46,981,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(1,369,656)

86,483,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(2,944,997)

26,033,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	2,027,811

18,115,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(1,384,226)

4,000,000	11/7/17	3 month USD-LIBOR-BBA	5.05521%	263,879

39,298,515	8/29/09	5.005%	3 month USD-LIBOR-BBA	(1,768,171)

2,443,839	8/29/17	3 month USD-LIBOR-BBA	5.32%	244,172

75,305,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(3,392,222)

10,252,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(1,024,255)

8,974,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(875,880)

10,100,871	8/29/12	5.075%	3 month USD-LIBOR-BBA	(808,260)

18,940,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(1,527,603)

10,114,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(614,474)

30,314,000	9/24/17	5.285%	3 month USD-LIBOR-BBA	(2,902,674)

86,500,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(6,446,364)

3,470,000	11/9/17	3 month USD-LIBOR-BBA	5.068%	231,689

87,779,000	11/9/09	4.403%	3 month USD-LIBOR-BBA	(2,251,924)

90,203,000	11/9/17	5.067%	3 month USD-LIBOR-BBA	(6,015,360)

48,265,400	9/19/09	3 month USD-LIBOR-BBA	4.755%	1,961,298

108,912,400	9/24/09	3 month USD-LIBOR-BBA	4.695%	4,299,011

Merrill Lynch Capital Services, Inc.
10,114,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(615,761)

18,100,000	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(1,122,168)

Morgan Stanley Capital Services, Inc.
3,674,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(332,444)

3,161,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(299,950)

Total				$(102,864,510)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$55,310,000 (F)	5/2/08	5 bp plus change	The spread	$(4,422,311)
		in spread	return of Banc
		of Banc	of America
		of America	Securities- CMBS
		Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

17,620,000 (F)	5/2/08	10 bp plus	The spread	(1,383,029)
		change in spread	return of Banc
		of Banc	of America
		of America	Securities- CMBS
		Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

34,620,000 (F)	3/3/08	(Banc	The spread	1,707,008
		of America	return of Banc
		Securities AAA	of America
		10 yr Index	Securities- CMBS
		multiplied by	AAA 10 year Index
the modified
duration factor
minus 250 bp)

24,130,000 (F)	7/2/08	(Banc of America	The spread	1,291,027
		Securities AAA	return of Banc
		10 yr Index	of America
		multiplied by	Securities- CMBS
		the modified	AAA 10 year Index
duration factor
minus 150 bp)

16,800,000 (F)	5/2/08	Banc of America	The spread	(1,000,658)
		Securities AAA	return of Banc
		10 yr Index	of America
		multiplied by	Securities- CMBS
		the modified	AAA 10 year Index
duration factor

Citibank, N.A.
16,550,000 (F)	5/2/08	12.5 bp plus	The spread	(1,295,176)
		change in spread	return of Banc
		of Banc	of America
		of America	Securities- CMBS
		Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$12,524,000	2/1/08	30 bp plus	The spread	$ (850,745)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index

Goldman Sachs International
18,240,000 (F)	11/2/08	20 bp plus	The spread	(773,048)
		change in spread	return of Banc
		of Banc	of America
		of America	Securities- CMBS
		Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

21,110,000 (F)	5/1/08	10 bp plus	The spread	(944,124)
		change in spread	return of Banc
		of Banc	of America
		of America	Securities- CMBS
		Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

82,140,000 (F)	7/2/08	(Banc	The spread	4,333,296
		of America	return of Banc
		Securities AAA	of America
		10 yr Index	Securities- CMBS
		multiplied by	AAA 10 year Index
the modified
duration factor
minus 125 bp)

3,843,000 (F)	9/15/11	678 bp (1 month	Ford Credit Auto	42,323
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

JPMorgan Chase Bank, N.A.
7,146,000 (F)	4/30/08	110 bp plus Banc	The spread	(321,406)
		of America	return of Banc
		Securities AAA	of America
		10 yr Index	Securities- CMBS
		multiplied by	AAA 10 year Index
the modified
duration factor

18,686,000 (F)	2/1/08	25 bp plus	The spread	(1,293,146)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$14,595,000 (F)	8/1/08	Change in spread	The spread	$(1,387,080)
		of Lehman	return of Lehman
		Brothers AAA	Brothers AAA
		8.5+ Commercial	8.5+ CMBS Index
		Mortgage Backed	adjusted by
		Securities Index	modified
		minus 17.5 bp	duration factor

Lehman Brothers Special Financing, Inc.
33,764,000	6/2/08	(Beginning	The spread	2,529,261
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 175 bp)

48,840,000 (F)	7/2/08	(Beginning	The spread	3,688,836
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 230 bp)

29,840,000	6/1/08	Beginning	The spread	2,150,903
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 500 bp

17,825,000 (F)	6/2/08	(Beginning	The spread	1,051,051
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 300 bp)

7,840,000	6/1/08	(20 bp plus	The spread	445,100
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

15,640,000	5/1/08	(Beginning	The spread	1,056,696
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 175 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$31,970,000	5/1/08	(Beginning	The spread	$ 2,100,995
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 218.75 bp)

27,656,000	4/1/08	Beginning	The spread	(2,681,233)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 10 bp

63,100,000	4/1/08	(Beginning	The spread	5,999,617
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 175 bp)

63,100,000 (F)	9/1/08	66.7 bp plus beginning	The spread	(5,784,125)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

54,927,000	3/1/08	(2.5 bp plus	The spread	4,790,233
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

32,150,000	3/1/08	Beginning	The spread	(2,626,549)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 70 bp

48,791,000	3/1/08	(Beginning	The spread	4,068,442
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 120 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$65,083,000	2/1/08	(Beginning	The spread	$ 4,527,994
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 100 bp)

1,042,000	2/1/08	(Beginning	The spread	74,851
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 45 bp)

73,243,000	2/1/08	30 bp plus	The spread	(5,051,211)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

12,529,000	2/1/08	Beginning	The spread	(895,499)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 50 bp

24,706,000	2/1/08	57.5 bp plus	The spread	(1,840,587)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Morgan Stanley Capital Services, Inc.
17,825,000 (F)	5/31/08	(Banc of America	The spread	737,189
		Securities AAA	return of Banc
		10 yr Index	of America
		multiplied by	Securities- CMBS
		the modified	AAA 10 year Index
duration factor
minus 250 bp)

24,212,000 (F)	5/2/08	10 bp plus Banc	The spread	(1,377,978)
		of America	return of Banc
		Securities AAA	of America
		10 yr Index	Securities- CMBS
		multiplied by	AAA 10 year Index
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued

$13,870,000 (F)	4/30/08	Change in spread	The spread	$ (847,138)
		of Banc	return of Banc
		of America	of America
		Securities AAA	Securities- CMBS
		10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

20,040,000 (F)	4/2/08	(Beginning	The spread	1,305,426
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 235 bp)

58,992,000	1/31/08	Change in spread	The spread	(4,536,278)
		of Lehman	return of Lehman
		Brothers AAA	Brothers AAA
		8.5+ Commercial	8.5+ CMBS Index
		Mortgage Backed	adjusted by
		Securities Index	modified
		minus 110 bp	duration factor

10,651,000 (F)	1/31/08	Change in spread	The spread	(632,179)
		of Banc	return of Banc
		of America	of America
		Securities AAA	Securities- CMBS
		10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 80 bp

10,651,000	1/31/08	Change in spread	The spread	(798,551)
		of Lehman	return of Lehman
		Brothers AAA	Brothers AAA
		8.5+ Commercial	8.5+ CMBS Index
		Mortgage Backed	adjusted by
		Securities Index	modified
		minus 70 bp	duration factor

56,500,000	1/31/08	40 bp plus	The spread	(4,419,797)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$(3,261,600)

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 4,742	$ 6,896,783		10/12/52	(134 bp)	$ 2,154,831

DJ CDX NA IG Series 8
Index	(17,052)	29,405,000		6/20/17	(60 bp)	1,239,815

DJ CDX NA IG Series 8
Index	(224,334)	61,605,000		6/20/17	(60 bp)	2,408,869

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—	1,620,000		3/20/13	95 bp	(971)

Financial Security
Assurance Inc.	—	330,000	(F)	12/20/12	95 bp	(12,936)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	295,000		6/20/11	(101 bp)	1,480

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	50,153	10,355,408		10/12/52	(134 bp)	3,496,206

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	730,000		3/20/13	(43 bp)	12,867

CMS Energy Corp.,
6.875%, 12/15/15	—	1,550,000		6/20/12	57 bp	(52,646)

Conagra Foods Inc., 7%,
10/1/28	—	3,025,000		9/20/10	(27 bp)	2,034

DJ CDX NA HY Series 9
Index, 35-100% tranche	—	132,500,000		12/20/12	112 bp	(2,360,119)

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—	980,000		9/20/14	(105 bp)	(7)

Motorola, Inc., 6.5%,
9/1/25	—	820,000		3/20/13	(79 bp)	29,238

Sara Lee Corp., 6 1/8%,
11/1/32	—	865,000		9/20/11	(43 bp)	3,750

Valero Energy Corp.,
9.5%, 2/1/13	—	1,380,000		3/20/13	(69.5 bp)	9,439

Yum! Brands Inc., 8
7/8%, 4/15/11	—	880,000		3/20/13	(65 bp)	11,584

Credit Suisse International
Sprint Capital Corp, 8
3/8%, 3/15/12	—	2,655,000		6/20/12	(59 bp)	208,749

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	146,502	2,570,000		2/17/51	35 bp	(15,772)

DJ CDX NA IG Series 9
Index	(267,009)	59,660,000		12/20/12	(60 bp)	906,106

DJ CDX NA IG Series 9
Index 30-100% tranche	—	31,320,000		12/20/12	(27.2 bp)	(9,647)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	8,525,000	(F)	12/20/12	61.56 bp	(215,245)

France Telecom, 7.25%,
1/28/13	—	1,870,000		6/20/16	70 bp	(12,256)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	$—	$ 8,582,000		(a)	2.461%	$ (594,647)

DJ ABX HE A Index	1,048,040	1,564,000		1/25/38	369 bp	(72,087)

DJ ABX HE AAA Index	367,573	1,564,000		1/25/38	76 bp	(101,429)

DJ CDX NA CMBX AAA Index	65,836	1,800,000		3/15/49	7 bp	(56,284)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	31,320,000		12/20/10	249 bp	(175,183)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	8,420,000		12/20/10	108.65 bp	(369,488)

DJ CDX NA IG Series 8
Index	(23)	29,410,000		6/20/17	(60 bp)	1,257,058

DJ CDX NA IG Series 8
Index	1,387,511	92,280,000		6/20/12	35 bp	(1,661,599)

DJ CDX NA IG Series 8
Index	(241,326)	57,335,000		6/20/17	(60 bp)	2,209,363

DJ CDX NA IG Series 9
Index	(480,280)	145,370,000		12/20/12	(60 bp)	(3,338,739)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	62,640,000		12/20/12	(28.5 bp)	(60,539)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	31,320,000		12/20/12	(26.75 bp)	(6,442)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,585,000		9/20/17	(67.8 bp)	67,410

Merrill Lynch & Co.,
5%, 1/15/15	—	1,585,000		9/20/17	(59.8 bp)	62,890

MetLife Inc., 5%,
6/15/15	—	200,000		9/20/11	(50 bp)	852

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	8,633,000		12/20/10	105.5 bp	(386,585)

DJ CDX NA IG Series 9
Index	—	139,160,000	(F)	12/20/12	(13.55 bp)	891,619

DJ CDX NA IG Series 9
Index	(52,165)	2,570,000		12/20/17	(80 bp)	312

DJ CDX NA IG Series 9
Index 30-100% tranche	—	27,245,000	(F)	12/20/12	(5.8 bp)	256,559

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,585,000		9/20/17	(77 bp)	148,404

CMS Energy Corp.,
6.875%, 12/15/15	—	390,000		6/20/12	62 bp	(14,090)

DJ ABX HE A Index	1,089,065	1,567,000		1/25/38	369 bp	(33,322)

DJ ABX HE A Index	1,048,040	1,564,000		1/25/38	369 bp	(72,087)

DJ ABX HE AAA Index	438,760	1,567,000		1/25/38	76 bp	(19,588)

DJ ABX HE AAA Index	367,573	1,564,000		1/25/38	76 bp	(89,684)

DJ CDX NA CMBX AA Index	(76,552)	2,416,000	(F)	3/15/49	(15 bp)	404,731

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 8
Index 35-60% tranche	$—	$ 30,983,000		6/20/12	104 bp	$(2,130,481)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	31,320,000		12/20/10	266 bp	(29,180)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	62,640,000		12/20/10	295 bp	437,558

DJ CDX NA HY Series 9
Index 25-35% tranche	—	34,100,000		12/20/10	90 bp	(1,678,232)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	34,100,000		12/20/10	104.5 bp	(1,536,949)

DJ CDX NA IG Series 8
Index	248,847	15,924,000		6/20/12	35 bp	(277,313)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	48,198,150		6/20/12	(3.125 bp)	431,846

DJ CDX NA IG Series 8
Index 30-100% tranche	—	39,434,850		6/20/12	(8 bp)	268,175

DJ CDX NA IG Series 9
Index	25,174	4,920,000		12/20/12	60 bp	(71,570)

DJ CDX NA IG Series 9
Index	(105,327)	45,580,000		12/20/17	(80 bp)	795,992

DJ CDX NA IG Series 9
Index	(230,499)	6,645,000		12/20/17	(80 bp)	(94,077)

DJ CDX NA IG Series 9
Index	(300,969)	13,290,000		12/20/17	(80 bp)	(29,602)

DJ CDX NA IG Series 9
Index	(199,175)	40,252,000		12/20/12	(60 bp)	(990,663)

DJ CDX NA IG Series 9
Index	(159,218)	22,632,000		12/20/12	60 bp	(604,239)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	8,525,000	(F)	12/20/12	59.3 bp	(220,488)

Domtar Corp., 7 1/8%,
8/15/15	—	310,000		12/20/11	(250 bp)	6,468

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,585,000		9/20/17	(58 bp)	20,220

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	1,585,000		9/20/12	48 bp	(47,608)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	1,585,000		9/20/17	(60.5 bp)	43,029

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	1,683,772	21,365,000		12/13/49	8 bp	—

DJ ABX NA CMBX AAA Index	708,939	13,290,000		2/17/51	35 bp	(130,210)

DJ ABX NA CMBX AAA Index	1,520,729	21,365,000		3/15/49	7 bp	—

DJ CDX NA CMBX AAA Index	2,246,157	36,010,000		12/13/49	8 bp	(591,768)

DJ CDX NA CMBX AAAA
Index	839,083	31,970,000		2/17/51	35 bp	(1,181,723)

DJ CDX NA IG Series 8
Index	668,488	55,600,000		6/20/12	35 bp	(1,168,644)

DJ CDX NA IG Series 8
Index	—	29,370,000		6/20/17	(60 bp)	1,255,372

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CDX NA IG Series 9
Index	$ (249,775)	$ 13,290,000	12/20/17	(80 bp)	$ 21,592

DJ CDX NA IG Series 9
Index	(134,495)	30,050,000	12/20/12	(60 bp)	456,389

DJ ABX NA CMBX AAA Index	752,810	13,290,000	2/17/51	35 bp	(81,558)

DJ ABX NA CMBX AAA Index	496,006	6,645,000	2/17/51	35 bp	76,106

Total					$ (998,784)

   * Payments related to the reference debt are made upon a credit default event.

 ** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $242,322,117 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,175,614,044)	$5,356,989,301
Affiliated issuers (identified cost $117,426,556) (Note 5)	117,426,556

Cash	468,461

Dividends, interest and other receivables	16,365,113

Receivable for shares of the fund sold	1,848,398

Receivable for securities sold	31,260,318

Receivable for sales of delayed delivery securities (Note 1)	686,729,411

Receivable from Manager (Note 2)	410,886

Unrealized appreciation on swap contracts (Note 1)	197,616,212

Premium paid on swap contracts (Note 1)	2,738,199

Receivable for variation margin (Note 1)	6,983,722

Receivable for open swap contracts (Note 1)	5,106,059

Receivable for closed swap contracts (Note 1)	35,598

Total assets	6,423,978,234

LIABILITIES

Payable for securities purchased	14,089,640

Payable for purchases of delayed delivery securities (Note 1)	1,345,021,037

Payable for shares of the fund repurchased	13,915,864

Payable for compensation of Manager (Notes 2 and 5)	4,839,901

Payable for investor servicing fees (Note 2)	586,113

Payable for Trustee compensation and expenses (Note 2)	474,501

Payable for administrative services (Note 2)	4,665

Payable for distribution fees (Note 2)	1,029,509

Payable for closed swap contracts (Note 1)	59,445

Premiums received on swap contracts (Note 1)	15,203,800

Written options outstanding, at value (premiums received $23,677,401) (Notes 1 and 3)	48,211,923

Unrealized depreciation on swap contracts (Note 1)	304,741,106

TBA sales commitments, at value (proceeds receivable $685,572,578) (Note 1)	687,204,383

Collateral on securities loaned, at value (Note 1)	249,122,924

Other accrued expenses	414,044

Total liabilities	2,684,918,855

Net assets	$3,739,059,379

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,656,815,114

Distributions in excess of net investment income (Note 1)	(124,351)

Accumulated net realized gain on investments (Note 1)	34,868,937

Net unrealized appreciation of investments	47,499,679

Total — Representing net assets applicable to capital shares outstanding	$3,739,059,379

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,875,370,723 divided by 181,114,616 shares)	$15.88

Offering price per class A share
(100/94.25 of $15.88)*	$16.85

Net asset value and offering price per class B share
($310,704,351 divided by 19,800,220 shares)**	$15.69

Net asset value and offering price per class C share
($61,893,225 divided by 3,926,455 shares)**	$15.76

Net asset value and redemption price per class M share
($158,116,092 divided by 10,083,873 shares)	$15.68

Offering price per class M share
(100/96.50 of $15.68)*	$16.25

Net asset value, offering price and redemption price per class R share
($2,027,766 divided by 128,187 shares)	$15.82

Net asset value, offering price and redemption price per class Y share
($330,947,222 divided by 20,780,269 shares)	$15.93

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $3,348,880
from investments in affiliated issuers) (Note 5)	$51,937,242

Dividends	28,960,177

Securities lending	247,991

Total investment income	81,145,410

EXPENSES

Compensation of Manager (Note 2)	10,091,407

Investor servicing fees (Note 2)	4,204,041

Custodian fees (Note 2)	89,634

Trustee compensation and expenses (Note 2)	58,761

Administrative services (Note 2)	28,117

Distribution fees — Class A (Note 2)	3,902,503

Distribution fees — Class B (Note 2)	1,847,696

Distribution fees — Class C (Note 2)	342,779

Distribution fees — Class M (Note 2)	649,702

Distribution fees — Class R (Note 2)	5,143

Other	467,101

Non-recurring costs (Notes 2 and 6)	7,057

Costs assumed by Manager (Notes 2 and 6)	(7,057)

Fees waived and reimbursed by Manager (Note 5)	(55,054)

Total expenses	21,631,830

Expense reduction (Note 2)	(792,095)

Net expenses	20,839,735

Net investment income	60,305,675

Net realized gain on investments (Notes 1 and 3)	73,907,762

Net increase from payments by affiliates (Note 2)	868,965

Net realized gain on swap contracts (Note 1)	9,177,813

Net realized gain on futures contracts (Note 1)	20,163,594

Net realized gain on written options (Notes 1 and 3)	6,769,309

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(242,150,038)

Net loss on investments	(131,262,595)

Net decrease in net assets resulting from operations	$(70,956,920)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	1/31/08*	7/31/07

Operations:
Net investment income	$60,305,675	$ 113,445,000

Net realized gain on investments	110,887,443	487,497,756

Net unrealized depreciation of investments	(242,150,038)	(121,479,001)

Net increase (decrease) in net assets resulting from operations	(70,956,920)	479,463,755

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(61,679,366)	(91,249,673)

Class B	(5,843,722)	(10,953,381)

Class C	(1,087,447)	(1,475,085)

Class M	(2,998,594)	(4,389,598)

Class R	(37,615)	(46,016)

Class Y	(7,955,234)	(14,027,385)

Net realized short-term gain on investments

Class A	(100,322,461)	(49,126,952)

Class B	(11,660,603)	(8,659,988)

Class C	(2,208,422)	(1,078,286)

Class M	(5,622,961)	(2,920,573)

Class R	(65,959)	(25,984)

Class Y	(12,111,817)	(7,848,561)

From net realized long-term gain on investments

Class A	(161,440,412)	(209,675,856)

Class B	(18,764,418)	(36,961,186)

Class C	(3,553,826)	(4,602,171)

Class M	(9,048,552)	(12,465,127)

Class R	(106,143)	(110,903)

Class Y	(19,490,519)	(33,497,980)

Redemption fees (Note 1)	2,513	9,895

Increase (decrease) from capital share transactions (Note 4)	1,917,840	(291,093,564)

Total decrease in net assets	(493,034,638)	(300,734,619)

NET ASSETS

Beginning of period	4,232,094,017	4,532,828,636

End of period (including distributions in excess of net investment income and undistributed net investment income of $124,351
and $19,171,952, respectively)	$3,739,059,379	$4,232,094,017

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2008**	$18.10	.26(d)	(.59)	(.33)	(.36)	(1.53)	(1.89)	—(g)	$15.88	(1.77)*	$2,875,371	.49*(d)	1.52*(d)	76.40*(h)
July 31, 2007	18.21	.48(d)	1.46	1.94	(.52)	(1.53)	(2.05)	—(g)	18.10	10.99	3,184,271	.96(d)	2.61(d)	144.33(h)
July 31, 2006	18.40	.42(d,e)	.27	.69	(.50)	(.38)	(.88)	—(g)	18.21	3.89(e)	3,155,761	.90(d,e)	2.31(d,e)	117.11(h)
July 31, 2005	16.91	.35(d,f)	1.47	1.82	(.33)	—	(.33)	—(g)	18.40	10.89	3,458,405	.98(d)	1.97(d,f)	169.29(h)
July 31, 2004	15.72	.32(d)	1.20	1.52	(.33)	—	(.33)	—(g)	16.91	9.77	3,322,532	1.00(d)	1.90(d)	165.66
July 31, 2003	15.02	.37	.81	1.18	(.48)	—	(.48)	—	15.72	8.06	3,784,601.99		2.50	121.38(i,j)

CLASS B
January 31, 2008**	$17.90	.20(d)	(.60)	(.40)	(.28)	(1.53)	(1.81)	—(g)	$15.69	(2.16)*	$310,704	.87*(d)	1.15*(d)	76.40*(h)
July 31, 2007	18.02	.33(d)	1.46	1.79	(.38)	(1.53)	(1.91)	—(g)	17.90	10.15	413,532	1.71(d)	1.82(d)	144.33(h)
July 31, 2006	18.22	.28(d,e)	.26	.54	(.36)	(.38)	(.74)	—(g)	18.02	3.05(e)	624,026	1.65(d,e)	1.58(d,e)	117.11(h)
July 31, 2005	16.73	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.22	10.17	917,951	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.56	.19(d)	1.19	1.38	(.21)	—	(.21)	—(g)	16.73	8.88	1,095,665	1.75(d)	1.16(d)	165.66
July 31, 2003	14.87	.26	.80	1.06	(.37)	—	(.37)	—	15.56	7.25	1,308,605	1.74	1.75	121.38(i,j)

CLASS C
January 31, 2008**	$17.97	.20(d)	(.59)	(.39)	(.29)	(1.53)	(1.82)	—(g)	$15.76	(2.14)*	$61,893	.87*(d)	1.14*(d)	76.40*(h)
July 31, 2007	18.09	.34(d)	1.45	1.79	(.38)	(1.53)	(1.91)	—(g)	17.97	10.16	69,893	1.71(d)	1.86(d)	144.33(h)
July 31, 2006	18.30	.28(d,e)	.25	.53	(.36)	(.38)	(.74)	—(g)	18.09	3.01(e)	70,192	1.65(d,e)	1.56(d,e)	117.11(h)
July 31, 2005	16.81	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.30	10.14	77,024	1.73(d)	1.22(d,f)	169.29(h)
July 31, 2004	15.63	.19(d)	1.20	1.39	(.21)	—	(.21)	—(g)	16.81	8.92	75,185	1.75(d)	1.16(d)	165.66
July 31, 2003	14.94	.26	.80	1.06	(.37)	—	(.37)	—	15.63	7.25	91,282	1.74	1.73	121.38(i,j)

CLASS M
January 31, 2008**	$17.89	.22(d)	(.59)	(.37)	(.31)	(1.53)	(1.84)	—(g)	$15.68	(2.01)*	$158,116	.74*(d)	1.27*(d)	76.40*(h)
July 31, 2007	18.02	.38(d)	1.45	1.83	(.43)	(1.53)	(1.96)	—(g)	17.89	10.42	176,993	1.46(d)	2.10(d)	144.33(h)
July 31, 2006	18.22	.33(d,e)	.26	.59	(.41)	(.38)	(.79)	—(g)	18.02	3.34(e)	187,338	1.40(d,e)	1.81(d,e)	117.11(h)
July 31, 2005	16.74	.26(d,f)	1.47	1.73	(.25)	—	(.25)	—(g)	18.22	10.39	215,816	1.48(d)	1.47(d,f)	169.29(h)
July 31, 2004	15.57	.23(d)	1.19	1.42	(.25)	—	(.25)	—(g)	16.74	9.18	217,046	1.50(d)	1.40(d)	165.66
July 31, 2003	14.87	.30	.80	1.10	(.40)	—	(.40)	—	15.57	7.58	239,662	1.49	2.02	121.38(i,j)

CLASS R
January 31, 2008**	$18.04	.24(d)	(.59)	(.35)	(.34)	(1.53)	(1.87)	—(g)	$15.82	(1.91)*	$2,028	.62*(d)	1.39*(d)	76.40*(h)
July 31, 2007	18.15	.44(d)	1.46	1.90	(.48)	(1.53)	(2.01)	—(g)	18.04	10.76	2,044	1.21(d)	2.38(d)	144.33(h)
July 31, 2006	18.36	.36(d,e)	.27	.63	(.46)	(.38)	(.84)	—(g)	18.15	3.57(e)	1,525	1.15(d,e)	2.00(d,e)	117.11(h)
July 31, 2005	16.89	.30(d,f)	1.48	1.78	(.31)	—	(.31)	—(g)	18.36	10.63	726	1.23(d)	1.67(d,f)	169.29(h)
July 31, 2004	15.70	.21(d)	1.29	1.50	(.31)	—	(.31)	—(g)	16.89	9.60	127	1.25(d)	1.33(d)	165.66
July 31, 2003†	15.05	.17	.65	.82	(.17)	—	(.17)	—	15.70	5.52*	1	.65*	1.18*	121.38(i,j)

CLASS Y
January 31, 2008**	$18.15	.29(d)	(.60)	(.31)	(.38)	(1.53)	(1.91)	—(g)	$15.93	(1.63)*	$330,947	.37*(d)	1.65*(d)	76.40*(h)
July 31, 2007	18.26	.53(d)	1.46	1.99	(.57)	(1.53)	(2.10)	—(g)	18.15	11.24	385,361	.71(d)	2.86(d)	144.33(h)
July 31, 2006	18.46	.47(d,e)	.26	.73	(.55)	(.38)	(.93)	—(g)	18.26	4.09(e)	493,985	.65(d,e)	2.59(d,e)	117.11(h)
July 31, 2005	16.95	.40(d,f)	1.49	1.89	(.38)	—	(.38)	—(g)	18.46	11.26	660,532	.73(d)	2.23(d,f)	169.29(h)
July 31, 2004	15.76	.36(d)	1.21	1.57	(.38)	—	(.38)	—(g)	16.95	10.03	848,161	.75(d)	2.16(d)	165.66
July 31, 2003	15.05	.41	.82	1.23	(.52)	—	(.52)	—	15.76	8.38	880,435.74		2.76	121.38(i,j)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	93

Financial highlights (Continued)

  * Not annualized

** Unaudited.

 † For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

January 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	0.01

July 31, 2005	0.01

July 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class R	<0.01	0.02

Class Y	<0.01	0.02

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes dollar roll transactions.

(i) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(j) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery or a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $242,322,117. The fund received cash collateral of $249,122,924 which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $23,801,180 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$17,850,860	July 31, 2010

5,950,320	July 31, 2011

The aggregate identified cost on a tax basis is $5,319,598,486, resulting in gross unrealized appreciation and depreciation of $374,719,266 and $219,901,895, respectively, or net unrealized appreciation of $154,817,371.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended January 31, 2008, Putnam Management did not waive any of its management fee from the fund. For the period ended January 31, 2008, Putnam Management has assumed $7,057 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $868,965 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.01% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $4,237,169 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2008, the fund’s expenses were reduced by $792,095 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,068, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $55,322 and $698 from the sale of class A and class M shares, respectively, and received $150,162 and $1,998 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $1,162 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $3,214,567,283 and $2,969,685,441, respectively. Purchases and sales of U.S. government securities aggregated $1,834,594 and $1,833,482, respectively.

Written option transactions during the six months ended January 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$955,599,000	$20,599,166

Options opened	446,934,000	12,063,606
Options exercised	—	—
Options expired	(411,568,000)	(6,729,137)
Options closed	(65,162,000)	(2,256,234)

Written options
outstanding at
end of period	$925,803,000	$23,677,401

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:
Shares sold	8,652,153	$150,468,462

Shares issued
in connection
with reinvestment
of distributions	19,092,580	302,971,734

	27,744,733	453,440,196

Shares
repurchased	(22,602,560)	(385,150,353)

Net increase	5,142,173	$68,289,843

Year ended 7/31/07:
Shares sold	23,421,130	$433,162,178

Shares issued
in connection
with reinvestment
of distributions	18,272,904	327,594,319

	41,694,034	760,756,497

Shares
repurchased	(39,049,327)	(721,568,081)

Net increase	2,644,707	$39,188,416

CLASS B	Shares	Amount

Six months ended 1/31/08:
Shares sold	556,305	$9,523,993

Shares issued
in connection
with reinvestment
of distributions	2,192,231	34,349,421

	2,748,536	43,873,414

Shares
repurchased	(6,052,556)	(103,710,994)

Net decrease	(3,304,020)	$(59,837,580)

Year ended 7/31/07:
Shares sold	1,887,613	$34,439,247

Shares issued
in connection
with reinvestment
of distributions	3,010,636	53,337,927

	4,898,249	87,777,174

Shares
repurchased	(16,425,410)	(301,276,907)

Net decrease	(11,527,161)	$(213,499,733)

CLASS C	Shares	Amount

Six months ended 1/31/08:
Shares sold	209,297	$3,616,524

Shares issued
in connection
with reinvestment
of distributions	381,228	5,996,760

	590,525	9,613,284

Shares
repurchased	(553,131)	(9,303,150)

Net increase	37,394	$310,134

Year ended 7/31/07:
Shares sold	531,413	$9,727,607

Shares issued
in connection
with reinvestment
of distributions	355,895	6,334,457

	887,308	16,062,064

Shares
repurchased	(877,503)	(16,137,789)

Net increase/(decrease)	9,805	$(75,725)

CLASS M	Shares	Amount

Six months ended 1/31/08:
Shares sold	437,597	$7,530,073

Shares issued
in connection
with reinvestment
of distributions	1,115,715	17,475,872

	1,553,312	25,005,945

Shares
repurchased	(1,361,651)	(22,871,384)

Net increase	191,661	$2,134,561

Year ended 7/31/07:
Shares sold	1,119,120	$20,403,582

Shares issued
in connection
with reinvestment
of distributions	1,102,506	19,543,155

	2,221,626	39,946,737

Shares
repurchased	(2,724,559)	(49,604,364)

Net decrease	(502,933)	$(9,657,627)

CLASS R	Shares	Amount

Six months ended 1/31/08:
Shares sold	26,257	$440,912

Shares issued
in connection
with reinvestment
of distributions	13,269	209,715

	39,526	650,627

Shares
repurchased	(24,670)	(437,000)

Net increase	14,856	$213,627

Year ended 7/31/07:
Shares sold	86,222	$ 1,563,590

Shares issued
in connection
with reinvestment
of distributions	10,185	182,106

	96,407	1,745,696

Shares
repurchased	(67,100)	(1,193,503)

Net increase	29,307	$552,193

CLASS Y	Shares	Amount

Six months ended 1/31/08:
Shares sold	1,467,514	$25,415,423

Shares issued
in connection
with reinvestment
of distributions	2,484,080	39,557,570

	3,951,594	64,972,993

Shares
repurchased	(4,403,332)	(74,165,738)

Net decrease	(451,738)	$(9,192,745)

Year ended 7/31/07:
Shares sold	4,345,678	$80,647,628

Shares issued
in connection
with reinvestment
of distributions	3,083,571	55,373,926

	7,429,249	136,021,554

Shares
repurchased	(13,254,383)	(243,622,642)

Net decrease	(5,825,134)	$(107,601,088)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $55,054 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $3,348,880 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $551,371,891 and $851,656,680, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended January 31, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the year ended January 31, 2008.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA021 249775 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008